UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05029
Name of Fund: Legg Mason Income Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2006
Date of reporting period: December 31, 2006

Item 1. Report to Shareholders
Annual Report to Shareholders

Legg Mason Income Trust, Inc. December 31, 2006

Annual Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Income Trust’s annual report for the year ended December 31, 2006, combining reports for the Legg Mason Core Bond Fund, High Yield Portfolio, Investment Grade Income Portfolio and Limited Duration Bond Portfolio.

The following table summarizes key statistics for the Primary Class of each portfolio, as of December 31, 2006:

			Net Asset Value
	SEC YieldA	Average Life	Per Share

Core Bond	4.07%	8.56 years	$9.75
High Yield	6.46%	7.61 years	$9.41
Investment Grade	5.14%	10.33 years	$10.49
Limited Duration	4.39%	2.83 years	$10.22

For the year ended December 31, 2006, total returns for the Primary Class of shares of the Core Bond, High Yield, Investment Grade and Limited Duration Portfolios were +4.71%, +13.35%, 6.01% and +4.46%, respectively. Total returns for the Institutional Class of shares of the High Yield, Investment Grade and Limited Duration Portfolios were +14.05%, +6.34%, and +4.98%, respectively.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual audit examination, and audited financial statements for the fiscal year ended December 31, 2006, are included in this report.

At a special meeting of shareholders of Legg Mason Income Trust, Inc., shareholders approved a plan of reorganization with respect to the Legg Mason High Yield Portfolio whereby the Portfolio would transfer all of its assets and liabilities to Legg Mason Partners High Income Fund, a series of Legg Mason Partners Income Funds. Details of the shareholder meeting results can be found in the notes to financial statements.

A SEC yields are for the 30 days ended December 31, 2006. Yields are subject to change at any time.

2  Annual Report to Shareholders

Many of our shareholders regularly add to their Primary Class Fund holdings by authorizing automatic, monthly transfers from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging plan should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

January 19, 2007

Annual Report to Shareholders  3

Management’s Discussion of Fund Performance

Core Bond Fund

The average annual total return for the Core Bond Fund (“Fund”) for the period from its inception to December 31, 2006, is presented below, along with the total return of its benchmark:

Since
	One Year	InceptionA

Core Bond Fund
Primary Class	+4.71%	+2.65%
Lehman Aggregate Bond IndexB	+4.33%	+3.22%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The Core Bond Fund was generally well-positioned for a market dominated by moderately rising interest rates and narrowing mortgage-backed and credit spreads. The total return (appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions) of the Fund’s primary share class exceeded the performance of its primary benchmark, the Lehman Bros. Aggregate Bond Index, delivering 4.71% versus 4.33%. The Fund’s tactical duration strategy, which allowed duration to drift up and down with interest rates, contributed to returns as rates oscillated throughout the year, but its emphasis on the front end of the yield curve suffered as the yield curve flattened. An underweight exposure to the credit sector detracted from performance as spreads widened, but an emphasis on BBB-rated bonds benefited since they outperformed higher quality bonds. Overweight exposure to mortgage-backed securities for most of the period benefited as spreads narrowed and volatility trended down. A modest exposure to Treasury Inflation-Protected SecuritiesC detracted somewhat from performance as a significant decline in inflation in the latter part of the period caused them to underperform treasuries.

Western Asset Management Company
January 19, 2007

A The inception date of the Primary Class is February 27, 2004. Index returns are for periods beginning February 29, 2004.
B A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. An investor cannot invest directly in an index.
C Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

4  Annual Report to Shareholders

Expense Example

Core Bond Fund

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,060.00	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 1.00% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders  5

Performance Information

Core Bond Fund

The graph on the following page compares the Fund’s total returns to that of a closely matched broad-based securities market index. The graph illustrates the cumulative total return of an initial $10,000 investment in the Fund’s Primary Class shares, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

6  Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+4.71%	+4.71%
Life of Class*	+7.72%	+2.65%
* Inception date: February 27, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Index returns are for the periods beginning February 29, 2004.

Annual Report to Shareholders  7

Portfolio Composition (as of December 31, 2006)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
C Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
D Preferred Stocks do not have a defined maturity date.

8  Annual Report to Shareholders

Portfolio of Investments

Legg Mason Core Bond Fund
December 31, 2006
(Amounts in Thousands)

			Par/
	Rate	Maturity Date	Shares	Value

Long-Term Securities — 115.4%
Corporate Bonds and Notes — 19.0%
Aerospace and Defense — N.M.
United Technologies Corp.	5.400%	5/1/35	$20	$19

Airlines — 0.8%
JetBlue Airways Corp.	5.749%	8/15/16	282	282	A
JetBlue Airways Corp.	5.824%	11/15/16	300	294	A

				576

Automobiles — 2.3%
DaimlerChrysler NA Holding Corp.	4.050%	6/4/08	95	93
DaimlerChrysler NA Holding Corp.	7.200%	9/1/09	50	52
Ford Motor Co.	7.450%	7/16/31	720	565
General Motors Corp.	8.250%	7/15/23	1,000	930

				1,640

Capital Markets — 0.6%
Goldman Sachs Group LP	4.500%	6/15/10	70	69
Lehman Brothers Holdings Inc.	4.000%	1/22/08	115	113
Morgan Stanley	3.625%	4/1/08	30	29
Morgan Stanley	5.625%	1/9/12	110	112
Morgan Stanley	5.824%	10/18/16	40	40	A
The Goldman Sachs Group Inc.	5.000%	1/15/11	40	40

				403

Commercial Banks — 1.0%
Bank One Corp.	2.625%	6/30/08	335	322
Rabobank Capital Funding Trust II	5.260%	12/31/49	10	10	B,C
Rabobank Capital Funding Trust III	5.254%	10/21/49	20	19	B,C
SunTrust Capital VIII	6.100%	12/1/66	190	185	C
Wachovia Capital Trust III	5.800%	3/15/42	100	101	C
Wells Fargo Capital X	5.950%	12/15/86	100	98

				735

Annual Report to Shareholders  9

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Commercial Services and Supplies — 0.1%
Waste Management Inc.	6.375%	11/15/12	$85	$89

Consumer Finance — 3.2%
Ford Motor Credit Co.	4.950%	1/15/08	40	39
Ford Motor Credit Co.	6.625%	6/16/08	190	190
Ford Motor Credit Co.	7.375%	10/28/09	590	591
Ford Motor Credit Co.	7.375%	2/1/11	230	228
Ford Motor Credit Co.	7.250%	10/25/11	210	206
GMAC LLC	6.125%	8/28/07	230	230
GMAC LLC	5.625%	5/15/09	685	680
GMAC LLC	7.750%	1/19/10	110	115

				2,279

Diversified Financial Services — 1.8%
Bank of America Corp.	5.375%	8/15/11	160	161
CIT Group Inc.	4.000%	5/8/08	5	5
Citigroup Inc.	5.100%	9/29/11	230	229
General Electric Capital Corp.	4.250%	1/15/08	70	69
General Electric Capital Corp.	4.125%	9/1/09	90	88
HSBC Finance Corp.	4.125%	11/16/09	225	219
ILFC E-Capital Trust II	6.250%	2/21/65	20	20	B,C
Lilacs Repackaging 05-I	5.138%	1/15/64	490	475	B
Residential Capital Corp.	6.125%	11/21/08	50	50

				1,316

Diversified Telecommunication Services — 0.2%
AT&T Inc.	5.100%	9/15/14	90	87
BellSouth Corp.	4.750%	11/15/12	10	10
Verizon Global Funding Corp.	7.375%	9/1/12	35	38

				135

10  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Electric Utilities — 1.1%
Duke Energy Corp.	6.250%	1/15/12	$50	$52
Duke Energy Corp.	5.625%	11/30/12	90	92
FirstEnergy Corp.	7.375%	11/15/31	145	165
Pacific Gas and Electric Co.	6.050%	3/1/34	135	136
The Cleveland Electric Illuminating Co.	5.650%	12/15/13	20	20
TXU Energy Co.	7.000%	3/15/13	320	335

				800

Food and Staples Retailing — 0.8%
CVS Lease Pass-Through Trust	6.036%	12/10/28	400	399	B
Wal-Mart Stores Inc.	3.375%	10/1/08	190	182

				581

Food Products — 0.1%
Kraft Foods Inc.	5.625%	11/1/11	65	66

Health Care Providers and Services — 0.8%
HCA Inc.	5.750%	3/15/14	700	581

Independent Power Producers and Energy Traders — 0.4%
TXU Corp.	5.550%	11/15/14	30	28
TXU Corp.	6.550%	11/15/34	300	281

				309

Insurance — 0.2%
ASIF Global Financing XIX	4.900%	1/17/13	20	19	B
MetLife Inc.	6.400%	12/15/66	150	151	C

				170

IT Services — N.M.
Electronic Data Systems Corp.	7.125%	10/15/09	10	10

Annual Report to Shareholders  11

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued

Leisure Equipment and Products — 0.7%
Eastman Kodak Co.	7.250%	11/15/13	$540	$537

Media — 0.9%
Clear Channel Communications Inc.	4.625%	1/15/08	30	30
Clear Channel Communications Inc.	4.250%	5/15/09	50	48
Clear Channel Communications Inc.	6.250%	3/15/11	40	39
Clear Channel Communications Inc.	5.500%	9/15/14	15	13
Comcast Corp.	6.500%	1/15/15	170	177
Comcast Corp.	6.500%	1/15/17	70	73
Cox Communications Inc.	3.875%	10/1/08	70	68
Time Warner Inc.	6.875%	5/1/12	75	79
Time Warner Inc.	7.700%	5/1/32	75	85
Viacom Inc.	5.750%	4/30/11	60	60

				672

Multi-Utilities — 0.2%
Dominion Resources Inc.	4.750%	12/15/10	30	29
Dominion Resources Inc.	5.700%	9/17/12	95	96

				125

Multiline Retail — 0.2%
Target Corp.	5.400%	10/1/08	155	156

Oil, Gas and Consumable Fuels — 2.2%
Anadarko Petroleum Corp.	5.760%	9/15/09	160	161	A
Anadarko Petroleum Corp.	5.950%	9/15/16	10	10
Anadarko Petroleum Corp.	6.450%	9/15/36	60	61
Apache Corp.	6.250%	4/15/12	35	36
Conoco Inc.	6.950%	4/15/29	225	256
ConocoPhillips	4.750%	10/15/12	60	59
Devon Energy Corp.	7.950%	4/15/32	60	73
Hess Corp.	7.300%	8/15/31	245	273

12  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — Continued
Kerr-McGee Corp.	6.875%	9/15/11	$300	$316
Kinder Morgan Energy Partners LP	7.125%	3/15/12	65	69
Kinder Morgan Energy Partners LP	5.000%	12/15/13	35	33
Pemex Project Funding Master Trust	6.625%	6/15/35	50	51
XTO Energy Inc.	7.500%	4/15/12	145	158

				1,556

Paper and Forest Products — 0.1%
Weyerhaeuser Co.	6.750%	3/15/12	45	47

Tobacco — 0.2%
Altria Group Inc.	7.000%	11/4/13	155	168

Wireless Telecommunication Services — 1.1%
Sprint Capital Corp.	8.375%	3/15/12	540	600
Sprint Capital Corp.	8.750%	3/15/32	40	48
Sprint Nextel Corp.	6.000%	12/1/16	110	108

				756

Total Corporate Bonds and Notes (Cost — $13,938)				13,726

Asset-Backed Securities — 2.0%
Fixed Rate Securities — 0.3%
Bank One Issuance Trust 2003-C1	4.540%	9/15/10	200	198

Indexed SecuritiesA — 1.7%
Ace Securities Corp. Home Equity Loan Trust, Series 2006-SL3	5.450%	6/25/36	445	445
Bayview Financial Acquisition Trust 2004-C	5.770%	5/28/44	308	308
Brazos Texas Higher Education Authority Inc. 2005-1	5.418%	6/15/42	344	341

Annual Report to Shareholders  13

			Par/
	Rate	Maturity Date	Shares	Value

Asset-Backed Securities — Continued
Indexed Securities — Continued
Credit-Based Asset Servicing and Securitization 2005-RP1	5.530%	1/25/35	$66	$67	B
EQCC Trust 2002-1	5.650%	11/25/31	3	3
MSDWCC Heloc Trust 2005-1	5.540%	7/25/17	41	41
Wachovia Asset Securitization Inc. 2002-HE1	5.690%	9/27/32	77	78

				1,283

Total Asset-Backed Securities (Cost — $1,487)				1,481

Mortgage-Backed Securities — 21.1%
Fixed Rate Securities — 5.7%
Asset Securitization Corp. 1996-D2	6.920%	2/14/29	3	3
Banc of America Commercial Mortgage Inc. 2005-3 A4	4.668%	7/10/43	500	478
Banc of America Commercial Mortgage Inc. 2006-3 A4	5.889%	7/10/44	370	385
Countrywide Alternative Loan Trust 2004-2 CB	4.250%	3/25/34	210	205
GS Mortgage Securities Corp. II 2005-GG4	4.680%	7/10/39	200	194
LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739%	7/15/30	140	135
LB-UBS Commercial Mortgage Trust 2005-C3 AAB	4.664%	7/15/30	200	194
LB-UBS Commercial Mortgage Trust 2006-C7 A3	5.347%	11/15/38	370	370
MASTR Reperforming Loan Trust 2005-1	7.000%	8/25/34	244	251	B
Morgan Stanley Capital I, Series 2005-HQ6	4.989%	8/13/42	240	235
Prime Mortgage Trust 2006 — DR1 2A1	5.500%	5/25/35	979	972	B

14  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — Continued
Fixed Rate Securities — Continued
Prime Mortgage Trust 2006 — DR1 2A2	6.000%	11/25/36	$588	$586	B
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1	7.000%	3/25/34	74	75

				4,083

Indexed SecuritiesA — 13.9%
ABFS Mortgage Loan Trust 2003-2	5.850%	4/25/34	70	70	B
Banc of America Funding Corp. 2005-E	5.812%	6/20/35	355	357
Countrywide Alternative Loan Trust 2005-17 1A1	5.610%	7/25/35	348	349
Countrywide Alternative Loan Trust 2005-38 A3	5.670%	9/25/35	349	350
Countrywide Home Loans 2005-03 1A2	5.640%	4/25/35	286	287
Countrywide Home Loans 2005-09 1A1	5.650%	5/25/35	299	300
Countrywide Home Loans 2005-11 3A3	6.024%	4/25/35	290	294
Countrywide Home Loans 2005-11 6A1	5.650%	3/25/35	242	242
DSLA Mortgage Loan Trust 2006-AR1 1A1A	5.747%	4/19/36	552	552
Greenpoint Mortgage Funding Trust 2005-AR1	5.570%	6/25/45	269	270
Greenpoint Mortgage Funding Trust 2005-AR4	5.610%	10/25/45	145	145
GSMPS Mortgage Loan Trust 2005-RP2	5.700%	3/25/35	276	276	B
Harborview Mortgage Loan Trust 2005-7	6.232%	6/19/45	417	419

Annual Report to Shareholders  15

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — Continued
Indexed Securities — Continued
Harborview Mortgage Loan Trust 2005-9	5.690%	6/20/35	$314	$315
Impac CMB Trust 2003-7	5.960%	8/25/33	88	88
IXIS Real Estate Capital Trust 2006-HE2	5.410%	8/25/36	421	421
Lehman XS Trust 2005-7N 1A1B	5.650%	12/25/35	290	291
Lehman XS Trust 2006-GP2 1A1A	5.420%	6/25/46	607	607
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A	5.560%	8/25/36	580	581
Thornburg Mortgage Securities Trust 2005-2 A1	5.570%	7/25/45	157	157
Thornburg Mortgage Securities Trust 2005-2 A2	5.580%	7/25/45	338	338
Thornburg Mortgage Securities Trust 2005-4 A4	5.550%	12/25/35	565	565
WaMu Mortgage Pass-Through Certificates, Series 2005-AR06 2A1A	5.580%	4/25/45	299	300
WaMu Mortgage Pass-Through Certificates, Series 2005-AR08 1A1A	5.620%	7/25/45	264	265
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11 A1A	5.670%	8/25/45	827	829
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 A1A1	5.640%	10/25/45	378	378
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A2	5.610%	12/25/45	514	516
Zuni Mortgage Loan Trust 2006-0A1	5.450%	8/25/36	499	498

				10,060

16  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — Continued
Stripped Securities — 0.6%
GE Capital Commercial Mortgage Corp. 2005-C4	5.334%	11/10/45	$360	$362	D1
Mach One Trust, Commercial Mortgage-Backed Securities 2004-1A	1.604%	5/28/40	1,284	52	D1,E

				414

Variable Rate SecuritiesF — 0.9%
Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-4	3.517%	6/25/34	200	195
Credit-Based Asset Servicing and Securitization 1999-3	6.576%	1/3/29	57	55	B
IndyMac INDX Mortgage Loan Trust 2005-AR15	5.099%	9/25/35	132	128
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13	5.294%	1/12/43	100	100
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4	4.918%	10/15/42	200	194

				672

Total Mortgage-Backed Securities (Cost — $15,297)				15,229

U.S. Government and Agency Obligations — 19.9%
Fixed Rate Securities — 13.9%
Fannie Mae	5.400%	4/13/09	30	30
Fannie Mae	6.625%	9/15/09	160	167
Fannie Mae	5.200%	11/8/10	170	169
Fannie Mae	5.625%	5/19/11	290	293
Fannie Mae	4.610%	10/10/13	560	539
Federal Home Loan Bank	3.875%	8/22/08	120	118
Federal Home Loan Bank	5.400%	1/2/09	130	130
Freddie Mac	5.550%	12/11/08	100	100

Annual Report to Shareholders  17

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government and Agency Obligations — Continued
Fixed Rate Securities — Continued
Freddie Mac	4.750%	1/18/11	$110	$109
Freddie Mac	5.250%	2/24/11	160	160
Freddie Mac	5.625%	3/15/11	40	41
Freddie Mac	4.650%	10/10/13	600	578
Freddie Mac	5.450%	11/21/13	180	180
Freddie Mac	5.300%	5/12/20	690	659
Freddie Mac	5.625%	11/23/35	210	202
United States Treasury Bonds	4.500%	2/15/36	1,970	1,873
United States Treasury Notes	3.750%	5/15/08	40	39
United States Treasury Notes	4.500%	2/15/09	60	60
United States Treasury Notes	4.125%	8/15/10	100	98
United States Treasury Notes	4.625%	10/31/11	2,600	2,591
United States Treasury Notes	3.875%	2/15/13	800	766
United States Treasury Notes	5.125%	5/15/16	830	855
United States Treasury Notes	4.875%	8/15/16	190	192
United States Treasury Notes	4.625%	11/15/16	110	109

				10,058

Stripped Securities — 0.3%
United States Treasury Bonds	0.000%	11/15/21	420	202	D2

Treasury Inflation-Protected SecuritiesG — 5.7%
United States Treasury Inflation-Protected Security	3.875%	1/15/09	25	25
United States Treasury Inflation-Protected Security	0.875%	4/15/10	394	374
United States Treasury Inflation-Protected Security	2.375%	4/15/11	1,800	1,793
United States Treasury Inflation-Protected Security	3.375%	1/15/12	80	83
United States Treasury Inflation-Protected Security	2.000%	1/15/14	71	69

18  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government and Agency Obligations — Continued
Treasury Inflation-Protected Securities — Continued
United States Treasury Inflation-Protected Security	1.875%	7/15/15	$52	$50
United States Treasury Inflation-Protected Security	2.000%	1/15/16	386	373
United States Treasury Inflation-Protected Security	2.500%	7/15/16	290	292
United States Treasury Inflation-Protected Security	2.375%	1/15/25	701	698
United States Treasury Inflation-Protected Security	2.000%	1/15/26	41	38
United States Treasury Inflation-Protected Security	3.875%	4/15/29	270	340

				4,135

Total U.S. Government and Agency Obligations (Cost — $14,440)				14,395

U.S. Government Agency Mortgage-Backed Securities — 45.9%
Fixed Rate Securities — 45.9%
Fannie Mae	5.500%	12/1/17 to 9/1/35	1,144	1,132
Fannie Mae	5.000%	10/1/20 to 3/1/36	2,082	2,035
Fannie Mae	6.000%	8/1/21 to 9/1/36	4,093	4,124
Fannie Mae	4.500%	9/1/35	93	87
Fannie Mae	5.000%	12/1/36	10,600	10,232	H
Fannie Mae	5.500%	12/1/36	1,650	1,635	H
Fannie Mae	6.000%	12/1/36	2,300	2,315	H
Fannie Mae	6.500%	12/1/36	4,790	4,880	H
Freddie Mac	4.500%	4/1/19	274	265
Freddie Mac	5.000%	7/1/20 to 9/1/35	1,343	1,316

Annual Report to Shareholders  19

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government Agency Mortgage-Backed Securities — Continued
Fixed Rate Securities — Continued
Government National Mortgage Association	6.000%	11/15/28 to 12/15/33	$695	$707
Government National Mortgage Association	6.500%	2/15/32	264	271
Government National Mortgage Association	5.000%	8/15/33 to 5/15/34	900	877
Government National Mortgage Association	5.500%	2/15/35	2,630	2,618
Government National Mortgage Association	6.500%	12/1/36	700	718	H

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $33,512)				33,212

Yankee BondsI — 7.2%
Commercial Banks — 2.4%
BNP Paribas NY	6.875%	3/1/09	110	114
Eksportfinans ASA	5.500%	5/25/16	160	165
Glitnir Banki Hf	6.330%	7/28/11	130	133	B
Glitnir Banki Hf	6.693%	6/15/16	120	124	B,C
Kaupthing Bank Hf	6.061%	4/12/11	270	272	A,B
Kaupthing Bank Hf	7.125%	5/19/16	440	466	B
Landsbanki Islands Hf	6.100%	8/25/11	230	234	B
Resona Preferred Global Securities	7.191%	7/30/49	140	146	B,C
Shinsei Finance Cayman Ltd.	6.418%	7/20/49	100	100	B,C

				1,754

20  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Yankee Bonds — Continued
Diversified Financial Services — 0.9%
Banagricola DPR Funding Ltd.	6.370%	3/15/10	$163	$164	A,B
MUFG Capital Finance 1 Ltd.	6.346%	7/25/49	100	102	C
SMFG Preferred Capital	6.078%	1/25/49	250	246	B,C
TNK-BP Finance SA	7.500%	7/18/16	140	149	B

				661

Diversified Telecommunication Services — 0.5%
British Telecommunications PLC	8.625%	12/15/10	100	111	F
Deutsche Telekom International Finance BV	5.750%	3/23/16	75	74
Koninklijke (Royal) KPN NV	8.000%	10/1/10	80	86
Telecom Italia Capital SpA	4.950%	9/30/14	70	65
Telecom Italia Capital SpA	5.250%	10/1/15	20	19

				355

Foreign Government Obligations — 1.6%
Russian Federation	5.000%	3/31/30	620	700	B,C
United Mexican States	5.625%	1/15/17	4	4
United Mexican States	8.300%	8/15/31	100	128
United Mexican States	7.500%	4/8/33	293	345

				1,177

Industrial Conglomerates — 0.7%
Tyco International Group SA	6.375%	10/15/11	45	47
Tyco International Group SA	6.000%	11/15/13	100	104
Tyco International Group SA	6.875%	1/15/29	310	352

				503

Media — 0.1%
Rogers Cable Inc.	5.500%	3/15/14	90	86

Metals and Mining — 0.3%
Vale Overseas Ltd.	6.875%	11/21/36	170	174

Annual Report to Shareholders  21

			Par/
	Rate	Maturity Date	Shares		Value

Yankee Bonds — Continued

Oil, Gas and Consumable Fuels — 0.7%
Apache Finance Canada Corp.	4.375%	5/15/15	$60		$55
ChevronTexaco Capital Co.	3.500%	9/17/07	140		139
Conoco Funding Co.	6.350%	10/15/11	10		11
Gazprom Capital	6.212%	11/22/16	170		171	B
Petrobras International Finance Co.	6.125%	10/6/16	130		131

					507

Total Yankee Bonds (Cost — $5,024)					5,217

Preferred Stocks — 0.3%
Fannie Mae	5.375%		—	Jshs	100	K
General Motors Corp.	5.250%		7		140	K

Total Preferred Stocks (Cost — $213)					240

Total Long-Term Securities (Cost — $83,911)					83,500

Short-Term Securities — 12.3%

U.S. Government and Agency Obligations — 0.2%
Fannie Mae	0.000%	6/25/07	$161		157	L,M

Options PurchasedN — 0.2%
Eurodollar Futures Call, July 2007, Strike Price $94.00			24	O	46
Eurodollar Futures Call, March 2007, Strike Price $94.00			14	O	24
Eurodollar Futures Call, 2007, Strike Price $94.75			24	O	2
Eurodollar Futures Call, September 2007, Strike Price $95.00			11	O	5
Eurodollar Futures Put, April 2007, Strike Price $93.00			2	O	—	P
Eurodollar Futures Put, April 2007, Strike Price $95.50			6	O	12

22  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

	Par/
	Shares		Value

Short-Term Securities — Continued
Options Purchased — Continued
U.S. Treasury Note Futures Call, March 2007, Strike Price $102.00	7	O	$22
U.S. Treasury Note Futures Call, March 2007, Strike Price $102.50	21	O	54

			165

Repurchase Agreements — 11.9%
Lehman Brothers Inc. 5.2%, dated 12/29/06 to be repurchased at $4,296 on 1/2/07 (Collateral: $17,880 Federal Home Loan Bank zero-coupon bonds, due 9/29/28, value $4,380)	$4,294		4,294
Merrill Lynch Government Securities Inc. 5.21%, dated 12/29/06, to be repurchased at $4,295 on 1/2/07 (Collateral: $4,325 Freddie Mac notes, 5.125%, due 10/15/08, value $4,379)	4,293		4,293

			8,587

Total Short-Term Securities (Cost — $8,929)			8,909

Total Investments — 127.7% (Cost — $92,840)			92,409
Other Assets Less Liabilities — (27.7)%			(20,059)

Net Assets — 100.0%			$72,350

Annual Report to Shareholders  23

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedN
Eurodollar Futures	March 2007	18	$(1)
Eurodollar Futures	June 2007	6	(1)
Eurodollar Futures	September 2007	28	(12)
Eurodollar Futures	March 2008	4	2
U.S. Treasury Bond Futures	March 2007	25	(44)
U.S. Treasury Note Futures	March 2007	139	(69)

			$(125)

Futures Contracts WrittenN
U.S. Treasury Note Futures	March 2007	84	$84

Options WrittenN
Eurodollar Futures Call, Strike Price $95.125	March 2007	2	$—	P
Eurodollar Futures Put, Strike Price $94.50	April 2007	5	1
Eurodollar Futures Put, Strike Price $94.625	March 2007	5	1
U.S. Treasury Bond Futures Call, Strike Price $114.00	March 2007	12	7
U.S. Treasury Bond Futures Call, Strike Price $115.00	March 2007	13	8
U.S. Treasury Bond Futures Call, Strike Price $116.00	March 2007	7	4
U.S. Treasury Bond Futures Put, Strike Price $109.00	March 2007	17	5
U.S. Treasury Bond Futures Put, Strike Price $111.00	March 2007	2	(1)
U.S. Treasury Bond Futures Put, Strike Price $113.00	March 2007	9	(13)
U.S. Treasury Note Futures Call, Strike Price $109.00	March 2007	27	10
U.S. Treasury Note Futures Call, Strike Price $110.00	March 2007	86	35

24  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Core Bond Fund — Continued

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Options Written — Continued
U.S. Treasury Note Futures Call, Strike Price $111.00	March 2007	8	$2
U.S. Treasury Note Futures Put, Strike Price $104.00	March 2007	6	1
U.S. Treasury Note Futures Put, Strike Price $106.00	March 2007	24	5
U.S. Treasury Note Futures Put, Strike Price $107.00	March 2007	4	(1)
U.S. Treasury Note Futures Put, Strike Price $108.00	March 2007	5	(2)

			$62

A	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), and the one-year Treasury Bill Rate. The coupon rates are the rates as of December 31, 2006.
B	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.46% of net assets.
C	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.
D	Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
E	Private placement.

F	The coupon rates shown on variable rate securities are the rates at December 31, 2006.

G	Inflation-Protected Securities — Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
H	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

I	Yankee Bond — A dollar-denominated bond issued in the U.S. by a foreign entity.

J	Amount represents less than 0.05.

K	Convertible Security — Security may be converted into the issuer’s common stock.

L	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

M	Collateral to cover futures and options contracts.

N	Options and futures are described in more detail in the notes to financial statements.

O	Par represents actual number of contracts.

P	Amount represents less than 1.

N.M. —	Not Meaningful.

See notes to financial statements.

Annual Report to Shareholders  25

Statement of Assets and Liabilities

Core Bond Fund
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $83,911)		$83,500
Short-term securities at value (Cost – $8,929)		8,909
Receivable for fund shares sold		350
Interest and dividends receivable		556

Total assets		93,315

Liabilities:
Payable for securities purchased	$20,079
Payable for fund shares repurchased	705
Accrued management fee	3
Accrued distribution and service fees	31
Income distribution payable	9
Futures variation margin payable	4
Options written (Proceeds – $118)	56
Accrued expenses	78

Total liabilities		20,965

Net Assets		$72,350

Net assets consist of:
Accumulated paid-in capital applicable to:
7,420 Primary Class shares outstanding		$73,636
Undistributed net investment income		34
Accumulated net realized loss on investments, options, and futures		(910)
Unrealized appreciation/(depreciation) of investments, options and futures		(410)

Net Assets		$72,350

Net Asset Value Per Share:
Primary Class		$9.75

See notes to financial statements.

26  Annual Report to Shareholders

Statement of Operations

Core Bond Fund
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Interest	$3,690
Dividends	16

Total income			$3,706

Expenses:
Management fees	321
Distribution and service fees	357
Audit and legal fees	58
Custodian fees	98
Directors’ fees and expenses	28
Registration fees	37
Reports to shareholders	30
Transfer agent and shareholder servicing expense	56
Other expenses	46

	1,031
Less: Fees waived	(306)
Compensating balance credits	(11	)A

Total expenses, net of waivers and compensating balance credits			714

Net Investment Income			2,992

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	234
Options	172
Futures	(547)

			(141)
Change in unrealized appreciation/(depreciation) of investments, options and futures			402

Net Realized and Unrealized Gain on Investments			261

Change in Net Assets Resulting From Operations			$3,253

A See note 1, Compensating Balance Credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders  27

Statement of Changes in Net Assets

Core Bond Fund
(Amounts in Thousands)

	For the Years Ended
	12/31/06	12/31/05

Change in Net Assets:
Net investment income	$2,992	$2,333
Net realized loss on investments, options and futures	(141)	(663)
Change in unrealized appreciation/(depreciation) of investments, options and futures	402	(1,045)

Change in net assets resulting from operations	3,253	625
Distributions to shareholders from:
Net investment income:
Primary Class	(2,992)	(2,400)
Net realized gain on investments:
Primary Class	—	(11)
Change in net assets from Fund share transactions:
Primary Class	264	9,838

Change in net assets	525	8,052
Net Assets:
Beginning of year	71,825	63,773

End of year	$72,350	$71,825

Undistributed net investment income	$34	$—	A

A	Amount less than $1.

See notes to financial statements.

28  Annual Report to Shareholders

Financial Highlights

Core Bond Fund

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006		2005	2004A

Net asset value, beginning of year	$9.71		$9.95	$10.00

Investment operations:
Net investment income	.40	B	.32	.18
Net realized and unrealized gain/(loss) on investments	.04		(.23)	.004

Total from investment operations	.44		.09	.18

Distributions from:
Net investment income	(.40)		(.33)	(.21)
Net realized gain on investments	—		(.002)	(.02)

Total distributions	(.40)		(.33)	(.23)

Net asset value, end of year	$9.75		$9.71	$9.95

Total return	4.71%		.94%	1.90	%C

Ratios to Average Net Assets:D
Total expenses	1.44%		1.38%	1.56	%E
Expenses net of waivers, if any	1.02%		1.00%	1.00	%E
Expenses net of all reductions	1.00%		1.00%	1.00	%E
Net investment income	4.19%		3.29%	2.50	%E
Supplemental Data:
Portfolio turnover rate	428.1%		435.7%	233.8	%C
Net assets, end of year (in thousands)	$72,350		$71,825	$63,773

A	For the period February 27, 2004 (commencement of operations) to December 31, 2004.

B	Computed using average daily shares outstanding.

C	Not annualized.

D	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E Annualized.

See notes to financial statements.

Annual Report to Shareholders  29

Management’s Discussion of Fund Performance

High Yield Portfolio

Average annual total returns for the High Yield Portfolio (“Fund”) and its benchmark for various periods ended December 31, 2006, are presented below:

Average Annual Total Returns Through December 31, 2006
	One	Five	Ten	Since
	Year	Years	Years	InceptionA

High Yield
Primary Class	+13.35%	+8.37%	+4.44%	+5.65%
Institutional Class	+14.05%	+8.90%	N/A	+3.12%
Lehman High Yield Index 2% Issuer ConstrainedB	+10.76%	+10.20%	+6.63%	+7.17%
Lehman High Yield IndexC	+11.85%	+10.18%	+6.59%	+7.13%
Lipper High Current Yield FundsD	+10.05%	+8.83%	+5.31%	+7.44%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The Fund’s Primary Class returned 13.35% for the 12-month period ending, December 31, 2006. This compares favorably to the Fund’s benchmark, the Lehman High Yield 2% Issuer Constrained Index, which returned 10.76%, and the 10.05% total return for the Lipper High Current Yield Funds. Credit spreads in general narrowed during the period helping the asset class outperform U.S. treasuries. The index generated 843 basis pointsE of excess return versus

A The inception date of the Primary Class is February 1, 1994. The inception date of the Institutional Class is May 5, 1998. Index returns are for periods beginning January 31, 1994.
B A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index limits the maximum exposure to any one issuer to 2%. An investor cannot invest directly in an index.
C A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission.
D Average of 490 funds comprising the Lipper universe of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in low-grade debt issues.
E 100 basis points = 1%.

30  Annual Report to Shareholders

similar duration treasuries. The portfolio’s outperformance versus its benchmark was due to industry allocation and issue selection. Overweights to the consumer cyclicals and transportation subsectors, which returned 12.5% and 11.9%, respectively, helped relative performance. Three of the Fund’s five largest overweights returned between 17% and 24% for the period, aiding performance. The Fund’s issuer underweights also helped performance as nine of the Fund’s 10 largest underweights underperformed the broad market.

Western Asset Management Company

January 19, 2007

Annual Report to Shareholders  31

Expense Example

High Yield Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,092.30	$7.59
Hypothetical (5% return before expenses)	1,000.00	1,017.95	7.32
Institutional Class:
Actual	$1,000.00	$1,095.80	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,020.47	4.79

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.44% and 0.94% for the Primary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

32  Annual Report to Shareholders

Performance Information

High Yield Portfolio

The graphs on the following pages compare the Fund’s total returns to that of two closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders  33

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+13.35%	+13.35%
Five Years	+49.46%	+8.37%
Ten Years	+54.46%	+4.44%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index limits the maximum exposure to any one issuer to 2%.
B A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission.

34  Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+14.05%	+14.05%
Five Years	+53.14%	+8.90%
Life of Class*	+30.49%	+3.12%
* Inception date: May 5, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C Index returns are for periods beginning April 30, 1998.

Annual Report to Shareholders  35

Portfolio Composition (as of December 31, 2006)D

Standard & Poor’s Debt RatingsE (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

D The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
E Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
F Common Stocks, Preferred Stocks and Warrants do not have a defined maturity date.

36  Annual Report to Shareholders

Portfolio of Investments

High Yield Portfolio
December 31, 2006
(Amounts in Thousands)

			Par/
	Rate	Maturity Date	Shares	Value

Long-Term Securities — 97.3%
Corporate Bonds and Notes — 84.1%
Aerospace and Defense — 1.5%
Alliant Techsystems Inc.	6.750%	4/1/16	$490	$490
DRS Technologies Inc.	6.625%	2/1/16	340	343
DRS Technologies Inc.	7.625%	2/1/18	470	484
L-3 Communications Corp.	6.375%	10/15/15	1,085	1,074

				2,391

Airlines — 1.4%
Continental Airlines Inc.	8.750%	12/1/11	370	373
United Air Lines Inc.	7.032%	10/1/10	474	483
United Air Lines Inc.	7.186%	10/1/12	1,247	1,272

				2,128

Auto Components — 1.3%
Keystone Automotive Operations Inc.	9.750%	11/1/13	810	802
Visteon Corp.	8.250%	8/1/10	564	550
Visteon Corp.	7.000%	3/10/14	690	604

				1,956

Automobiles — 2.2%
Ford Motor Co.	8.875%	1/15/22	875	761
Ford Motor Co.	7.450%	7/16/31	275	216
Ford Motor Co.	4.250%	12/15/36	200	214	A
General Motors Corp.	7.200%	1/15/11	405	393
General Motors Corp.	8.375%	7/15/33	2,030	1,877

				3,461

Building Products — 2.1%
Associated Materials Inc.	9.750%	4/15/12	265	273
Associated Materials Inc.	11.250%	3/1/14	830	560	B
Jacuzzi Brands Inc.	9.625%	7/1/10	902	959
Nortek Inc.	8.500%	9/1/14	490	480
NTK Holdings Inc.	0.000%	3/1/14	1,340	938	B

				3,210

Annual Report to Shareholders  37

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Capital Markets — 0.5%
E*Trade Financial Corp.	7.375%	9/15/13	$450	$468
E*Trade Financial Corp.	7.875%	12/1/15	332	353

				821

Chemicals — 1.3%
Chemtura Corp.	6.875%	6/1/16	105	101
Georgia Gulf Corp.	9.500%	10/15/14	800	780	C
Huntsman International LLC	7.875%	11/15/14	235	237	C
Lyondell Chemical Co.	8.000%	9/15/14	210	218
Lyondell Chemical Co.	8.250%	9/15/16	175	183
Westlake Chemical Corp.	6.625%	1/15/16	525	508

				2,027

Commercial Services and Supplies — 0.4%
Allied Security Escrow Corp.	11.375%	7/15/11	105	108
Rental Service Corp.	9.500%	12/1/14	450	464	C

				572

Consumer Finance — 4.4%
Ford Motor Credit Co.	7.375%	2/1/11	825	817
Ford Motor Credit Co.	9.875%	8/10/11	1,730	1,850
Ford Motor Credit Co.	8.110%	1/13/12	270	267	D
GMAC LLC	6.875%	8/28/12	640	657
GMAC LLC	8.000%	11/1/31	2,800	3,215

				6,806

Containers and Packaging — 1.8%
Berry Plastics Holding Corp.	8.875%	9/15/14	335	340	C
Graham Packaging Co. Inc.	9.875%	10/15/14	756	763
Graphic Packaging International Corp.	8.500%	8/15/11	135	140
Graphic Packaging International Corp.	9.500%	8/15/13	619	653
Plastipak Holdings Inc.	8.500%	12/15/15	840	874	C

				2,770

38  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Diversified Consumer Services — 0.4%
Education Management LLC	8.750%	6/1/14	$390	$403	C
Service Corp. International	7.875%	2/1/13	90	95
Service Corp. International	7.625%	10/1/18	45	48

				546

Diversified Financial Services — 5.3%
AAC Group Holding Corp.	10.250%	10/1/12	1,220	1,068	B
CCM Merger Inc.	8.000%	8/1/13	385	376	C
DI Finance LLC	9.500%	2/15/13	1,460	1,548
GrafTech Finance Inc.	10.250%	2/15/12	435	458
Milacron Escrow Corp.	11.500%	5/15/11	1,665	1,582
Standard Aero Holdings Inc.	8.250%	9/1/14	1,005	1,015
UGS Corp.	10.000%	6/1/12	600	654
Vanguard Health Holding Co. I LLC	11.250%	10/1/15	285	219	B
Vanguard Health Holding Co. II LLC	9.000%	10/1/14	1,285	1,301

				8,221

Diversified Telecommunication Services — 4.3%
Cincinnati Bell Inc.	7.000%	2/15/15	649	650
Cincinnati Bell Inc.	6.300%	12/1/28	380	342
Citizens Communications Co.	7.875%	1/15/27	165	167	C
Citizens Communications Co.	9.000%	8/15/31	465	505
Hawaiian Telcom Communications Inc.	10.889%	5/1/13	40	40	D
Hawaiian Telcom Communications Inc.	12.500%	5/1/15	1,420	1,487
Level 3 Communications Inc.	11.500%	3/1/10	270	286
Level 3 Financing Inc.	11.800%	3/15/11	190	201	D
Level 3 Financing Inc.	9.250%	11/1/14	320	326	C
Qwest Communications International Inc.	7.250%	2/15/11	703	719

Annual Report to Shareholders  39

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Diversified Telecommunication Services — Continued
Qwest Communications International Inc.	7.500%	2/15/14	$620	$639
Qwest Corp.	7.500%	10/1/14	525	556
Windstream Corp.	8.625%	8/1/16	725	794	C

				6,712

Electric Utilities — 1.7%
Edison Mission Energy	7.500%	6/15/13	95	99
IPALCO Enterprises Inc.	8.625%	11/14/11	720	783
Midwest Generation LLC	8.560%	1/2/16	396	436
Orion Power Holdings Inc.	12.000%	5/1/10	375	426
Sierra Pacific Resources	6.750%	8/15/17	980	961

				2,705

Energy Equipment and Services — 1.3%
Geokinetics Inc.	11.860%	12/15/12	160	161	C,D
Gulfmark Offshore Inc.	7.750%	7/15/14	820	836
Pride International Inc.	7.375%	7/15/14	940	971

				1,968

Food and Staples Retailing — 0.8%
Delhaize America Inc.	8.125%	4/15/11	464	501
Delhaize America Inc.	9.000%	4/15/31	630	748

				1,249

Food Products — 0.4%
Dole Food Co. Inc.	7.250%	6/15/10	715	681

Gas Utilities — 1.0%
Southern Natural Gas Co.	8.000%	3/1/32	415	485
Suburban Propane Partners LP	6.875%	12/15/13	1,110	1,088

				1,573

40  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Health Care Equipment and Supplies — 0.2%
Fresenius Medical Care Capital Trust II	7.875%	2/1/08	$100	$102	E
Fresenius Medical Care Capital Trust IV	7.875%	6/15/11	170	178

				280

Health Care Providers and Services — 3.9%
DaVita Inc.	7.250%	3/15/15	1,160	1,183
HCA Inc.	6.300%	10/1/12	220	201
HCA Inc.	9.000%	12/15/14	270	262
HCA Inc.	6.500%	2/15/16	220	185
HCA Inc.	9.250%	11/15/16	480	514	C
HCA Inc.	9.625%	11/15/16	440	473	C
HCA Inc.	7.690%	6/15/25	280	232
HCA Inc.	7.500%	11/15/95	855	643
Tenet Healthcare Corp.	9.875%	7/1/14	1,757	1,788
Tenet Healthcare Corp.	9.250%	2/1/15	300	300
Triad Hospitals Inc.	7.000%	11/15/13	270	272

				6,053

Hotels, Restaurants and Leisure — 5.5%
Boyd Gaming Corp.	8.750%	4/15/12	340	355
Boyd Gaming Corp.	6.750%	4/15/14	180	180
Denny’s Holdings Inc.	10.000%	10/1/12	350	369
Domino’s Inc.	8.250%	7/1/11	814	844
El Pollo Loco Inc.	11.750%	11/15/13	570	619
Inn of the Mountain Gods Resort and Casino	12.000%	11/15/10	1,460	1,577
Isle of Capri Casinos Inc.	7.000%	3/1/14	170	169
MGM MIRAGE	8.375%	2/1/11	465	482
MGM MIRAGE	7.625%	1/15/17	705	707
Pinnacle Entertainment Inc.	8.250%	3/15/12	800	808
River Rock Entertainment Authority	9.750%	11/1/11	1,290	1,367
Station Casinos Inc.	7.750%	8/15/16	670	675

Annual Report to Shareholders  41

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Hotels, Restaurants and Leisure — Continued
Turning Stone Casino Resort Enterprise	9.125%	9/15/14	$235	$240	C
Wimar Opco LLC	9.625%	12/15/14	60	59	C

				8,451

Household Durables — 2.4%
Beazer Homes USA Inc.	8.625%	5/15/11	265	273
Beazer Homes USA Inc.	8.375%	4/15/12	230	237
Beazer Homes USA Inc.	8.125%	6/15/16	255	270
Interface Inc.	10.375%	2/1/10	943	1,042
K Hovnanian Enterprises Inc.	6.250%	1/15/16	820	775
K Hovnanian Enterprises Inc.	8.625%	1/15/17	90	96
Norcraft Cos LP	9.000%	11/1/11	890	921
Norcraft Holdings LP	0.000%	9/1/12	160	135	B

				3,749

Household Products — 0.6%
Nutro Products Inc.	9.400%	10/15/13	90	93	C,D
Nutro Products Inc.	10.750%	4/15/14	235	257	C
Spectrum Brands Inc.	8.500%	10/1/13	222	208
Spectrum Brands Inc.	7.375%	2/1/15	100	86
Visant Holding Corp.	8.750%	12/1/13	330	340

				984

Independent Power Producers and Energy Traders — 2.5%
Mirant Americas Generation LLC	8.300%	5/1/11	950	974
NRG Energy Inc.	7.375%	2/1/16	2,170	2,181
The AES Corp.	7.750%	3/1/14	755	796

				3,951

Insurance — 0.4%
Crum and Forster Holdings Corp.	10.375%	6/15/13	500	541

42  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued

Internet and Catalog Retail — 0.8%
Brookstone Co. Inc.	12.000%	10/15/12	$810	$792
FTD Inc.	7.750%	2/15/14	425	425

				1,217

IT Services — 1.1%
SunGard Data Systems Inc.	10.250%	8/15/15	1,620	1,729

Machinery — 0.4%
Mueller Group Inc.	10.000%	5/1/12	350	381
Mueller Holdings Inc.	14.750%	4/15/14	315	283	B

				664

Marine — 0.4%
American Commercial Lines LLC	9.500%	2/15/15	500	556

Media — 9.6%
Affinion Group Inc.	10.125%	10/15/13	790	837
Affinion Group Inc.	11.500%	10/15/15	30	32
AMC Entertainment Inc.	11.000%	2/1/16	1,070	1,201
CCH I Holdings LLC	11.750%	5/15/14	630	569
CCH I Holdings LLC	11.000%	10/1/15	910	934
CCH I Holdings LLC	11.000%	10/1/15	67	69	C
CCH II Holdings LLC	10.250%	10/1/13	1,136	1,209	C
Charter Communications Holdings LLC	9.920%	4/1/11	50	46
Charter Communications Holdings LLC	11.750%	5/15/11	180	173
Charter Communications Holdings LLC	12.125%	1/15/12	195	182	B
CMP Susquehanna Corp.	9.875%	5/15/14	490	488	C
CSC Holdings Inc.	8.125%	7/15/09	100	104
CSC Holdings Inc.	8.125%	8/15/09	45	47
CSC Holdings Inc.	6.750%	4/15/12	965	941	C
EchoStar DBS Corp.	7.000%	10/1/13	755	754
EchoStar DBS Corp.	6.625%	10/1/14	950	926

Annual Report to Shareholders  43

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Media — Continued
EchoStar DBS Corp.	7.125%	2/1/16	$330	$330
Idearc Inc.	8.000%	11/15/16	460	467	C
LIN Television Corp.	6.500%	5/15/13	435	414
LIN Television Corp.	6.500%	5/15/13	250	238
LodgeNet Entertainment Corp.	9.500%	6/15/13	332	358
PRIMEDIA Inc.	8.875%	5/15/11	1,270	1,295
R.H. Donnelley Corp.	6.875%	1/15/13	525	503
R.H. Donnelley Corp.	6.875%	1/15/13	960	920
Rainbow National Services LLC	8.750%	9/1/12	510	536	C
Rainbow National Services LLC	10.375%	9/1/14	360	400	C
WMG Acquisition Corp.	7.375%	4/15/14	420	416
XM Satellite Radio Inc.	9.871%	5/1/13	170	165	D
XM Satellite Radio Inc.	9.750%	5/1/14	365	365

				14,919

Metals and Mining — 2.5%
Aleris International Inc.	10.000%	12/15/16	115	116	C
Chaparral Steel Co.	10.000%	7/15/13	790	882
CitiSteel USA Inc.	12.949%	9/1/10	520	538	D
CitiSteel USA Inc.	15.000%	10/1/10	155	175	C,F
Metals USA Holdings Corp.	11.365%	1/15/12	720	691	C,D
Metals USA Inc.	11.125%	12/1/15	600	659
RathGibson Inc.	11.250%	2/15/14	835	885

				3,946

Multiline Retail — 0.8%
The Neiman-Marcus Group Inc.	9.000%	10/15/15	1,090	1,189

Oil, Gas and Consumable Fuels — 10.8%
ANR Pipeline Inc.	9.625%	11/1/21	282	374
Belden and Blake Corp.	8.750%	7/15/12	2,055	2,107
Chesapeake Energy Corp.	6.375%	6/15/15	375	371
Chesapeake Energy Corp.	6.500%	8/15/17	565	552
Chesapeake Energy Corp.	6.250%	1/15/18	810	780
Colorado Interstate Gas Co.	6.800%	11/15/15	500	520
Complete Production Services Inc.	8.000%	12/15/16	450	461	C

44  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — Continued
El Paso Corp.	7.750%	6/15/10	$230	$243
El Paso Corp.	8.050%	10/15/30	950	1,054
El Paso Corp.	7.800%	8/1/31	1,150	1,256
Encore Acquisition Co.	6.250%	4/15/14	160	150
Encore Acquisition Co.	6.000%	7/15/15	310	283
Encore Acquisition Co.	7.250%	12/1/17	400	387
Enterprise Products Operating LP	8.375%	8/1/66	370	401	B
Exco Resources Inc.	7.250%	1/15/11	810	822
International Coal Group Inc.	10.250%	7/15/14	560	560
Mariner Energy Inc.	7.500%	4/15/13	295	286
Petrohawk Energy Corp.	9.125%	7/15/13	390	410
Pogo Producing Co.	6.875%	10/1/17	910	869
SemGroup LP	8.750%	11/15/15	865	869	C
SESI LLC	6.875%	6/1/14	30	30
Stone Energy Corp.	8.250%	12/15/11	230	226
Stone Energy Corp.	6.750%	12/15/14	285	272
The Williams Cos. Inc.	7.500%	1/15/31	440	457
The Williams Cos. Inc.	8.750%	3/15/32	1,896	2,143
Whiting Petroleum Corp.	7.000%	2/1/14	820	818

				16,701

Paper and Forest Products — 1.6%
Appleton Papers Inc.	9.750%	6/15/14	830	855
NewPage Corp.	11.621%	5/1/12	320	346	D
NewPage Corp.	12.000%	5/1/13	725	767
Verso Paper Holdings LLC	9.125%	8/1/14	120	125	C
Verso Paper Holdings LLC	11.375%	8/1/16	310	325	C

				2,418

Pharmaceuticals — 0.5%
Leiner Health Products Inc.	11.000%	6/1/12	790	818

Real Estate Investment Trusts — 1.1%
Host Marriott LP	6.750%	6/1/16	420	420
Kimball Hill Inc.	10.500%	12/15/12	490	458

Annual Report to Shareholders  45

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Real Estate Investment Trusts — Continued
Ventas Inc.	8.750%	5/1/09	$475	$505
Ventas Inc.	6.750%	6/1/10	200	206
Ventas Inc.	9.000%	5/1/12	158	179

				1,768

Real Estate Management and Development — 0.6%
Ashton Woods USA LLC	9.500%	10/1/15	110	100
Forest City Enterprises Inc.	6.500%	2/1/17	830	813

				913

Road and Rail — 1.7%
Hertz Corp.	8.875%	1/1/14	470	493	C
Hertz Corp.	10.500%	1/1/16	1,290	1,419	C
Kansas City Southern Railway	7.500%	6/15/09	710	716

				2,628

Semiconductors and Semiconductor Equipment — 0.5%
Freescale Semiconductor Inc.	8.875%	12/15/14	750	747	C

Software — 0.2%
Activant Solutions Inc.	9.500%	5/1/16	335	312	C

Specialty Retail — 0.4%
Blockbuster Inc.	9.000%	9/1/12	440	425
Linens ’n Things Inc.	10.999%	1/15/14	205	199	D
Michaels Stores Inc.	13.000%	11/1/16	125	68	B,C

				692

46  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Textiles, Apparel and Luxury Goods — 1.0%
Levi Strauss and Co.	9.750%	1/15/15	$750	$808
Levi Strauss and Co.	8.875%	4/1/16	50	52
Oxford Industries Inc.	8.875%	6/1/11	691	714

				1,574

Tobacco — 0.5%
Alliance One International Inc.	11.000%	5/15/12	130	139
Reynolds American Inc.	6.500%	7/15/10	580	588

				727

Trading Companies and Distributors — 0.9%
Ashtead Capital Inc.	9.000%	8/15/16	327	350	C
H&E Equipment Services Inc.	8.375%	7/15/16	245	257
Penhall International Corp.	12.000%	8/1/14	680	734	C

				1,341

Transportation Infrastructure — 0.6%
H-Lines Finance Holding Corp.	11.000%	4/1/13	994	924	B

Wireless Telecommunication Services — 0.5%
Rural Cellular Corp.	9.875%	2/1/10	760	808

Total Corporate Bonds and Notes (Cost — $126,974)				130,397

Annual Report to Shareholders  47

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — 0.3%
Fixed Rate Securities — 0.3%
BlackRock Capital Finance LP 1996-R1	9.532%	9/25/26	$502	$391
BlackRock Capital Finance LP 1997-R1	7.750%	3/25/37	408	82	C
Ocwen Residential Mortgage Corp. 1998-R1	7.000%	10/25/40	146	14

Total Mortgage-Backed Securities (Cost — $736)				487

Yankee BondsG — 11.8%
Chemicals — 0.5%
Montell Finance Co. BV	8.100%	3/15/27	850	807	C

Commercial Services and Supplies — 0.2%
Quebecor World Capital Corp.	8.750%	3/15/16	340	326	C

Diversified Financial Services — 0.3%
Basell AF SCA	8.375%	8/15/15	500	514	C

Diversified Telecommunication Services — 2.6%
Inmarsat Finance PLC	7.625%	6/30/12	200	206
Intelsat Bermuda Ltd.	9.250%	6/15/16	135	145	C
Intelsat Bermuda Ltd.	11.250%	6/15/16	1,145	1,257	C
Intelsat Ltd.	7.625%	4/15/12	500	466
Nordic Telephone Co. Holdings ApS	8.875%	5/1/16	380	407	C
NTL Cable PLC	9.125%	8/15/16	550	581
Wind Acquisition Finance SA	10.750%	12/1/15	790	899	C

				3,961

48  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Yankee Bonds — Continued
Energy Equipment and Services — 0.5%
Compagnie Generale de Geophysique SA	7.500%	5/15/15	$780	$784

Foreign Government Obligations — 1.7%
Federative Republic of Brazil	8.000%	1/15/18	190	211
Federative Republic of Brazil	11.000%	8/17/40	470	623
Republic of Panama	9.375%	4/1/29	93	124
Russian Federation	5.000%	3/31/30	1,450	1,637	B,C

				2,595

Independent Power Producers and Energy Traders — 0.6%
AES China Generating Co. Ltd.	8.250%	6/26/10	995	995

Media — 2.0%
Kabel Deutschland GmbH	10.625%	7/1/14	705	782
Quebecor Media Inc.	7.750%	3/15/16	1,325	1,353
Rogers Cable Inc.	5.500%	3/15/14	400	382
Rogers Cable Inc.	6.750%	3/15/15	530	546

				3,063

Oil, Gas and Consumable Fuels — 1.5%
OMI Corp.	7.625%	12/1/13	666	681
OPTI Canada Inc.	8.250%	12/15/14	375	385	C
Utilicorp Canada Finance Corp.	7.750%	6/15/11	510	538
Western Oil Sands Inc.	8.375%	5/1/12	640	711

				2,315

Paper and Forest Products — 0.3%
Domtar Inc.	7.875%	10/15/11	450	467

Road and Rail — 0.3%
Grupo Transportacion Ferroviaria Mexicana SA de CV	9.375%	5/1/12	370	395

Annual Report to Shareholders  49

			Par/
	Rate	Maturity Date	Shares		Value

Yankee Bonds — Continued

Semiconductors and Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC	7.875%	10/15/14	$365		$377	C
NXP BV/NXP Funding LLC	9.500%	10/15/15	115		118	C

					495

Wireless Telecommunication Services — 1.0%
Rogers Wireless Inc.	7.250%	12/15/12	330		350
Rogers Wireless Inc.	8.000%	12/15/12	155		165
True Move Co. Ltd.	10.750%	12/16/13	1,030		1,007	C

					1,522

Total Yankee Bonds (Cost — $17,722)					18,239

Common Stocks and Equity Interests — N.M.
Washington Group International Inc.			0.3	shs	20	H

Total Common Stocks and Equity Interests (Cost — $ — )I					20

Preferred Stocks — 1.1%
Chesapeake Energy Corp.	6.250%		1		240	A
ION Media Networks Inc.	14.250%		0.2		1,413	F

Total Preferred Stocks (Cost — $1,769)					1,653

50  Annual Report to Shareholders

Portfolio of Investments — Continued
High Yield Portfolio — Continued

	Par/
	Shares		Value

Warrants — N.M.
Next Generation Network Inc.	16	wts	$—	H,I

Total Warrants (Cost — $237)			—	I

Total Long-Term Securities (Cost — $147,438)			150,796

Short-Term Securities — 0.2%
Repurchase Agreements — 0.2%
Lehman Brothers Inc. 5.2%, dated 12/29/06, to be repurchased at $181 on 1/2/07 (Collateral: $180 Fannie Mae notes, 6.03%, due 8/15/16, value $185)	$181		181
Merrill Lynch Government Securities Inc. 5.2%, dated 12/29/06, to be repurchased at $181 on 1/2/07 (Collateral: $185 Freddie Mac notes, 5.125%, due 10/15/08, value $187)	181		181

Total Short-Term Securities (Cost — $362)			362

Total Investments — 97.5% (Cost — $147,800)			151,158
Other Assets Less Liabilities — 2.5%			3,895

Net Assets — 100.0%			$155,053

A	Convertible Security — Security may be converted into the issuer’s common stock.
B	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.
C	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund investment adviser has determined to be liquid, represent 16.46% of net assets.
D	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), and the one-year Treasury Bill Rate. The coupon rates are the rates as of December 31, 2006.
E	Unit — A security which consists of a bond and warrants to purchase the common stock of the issuer.

F	Pay-in-Kind (“PIK”) security — A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.

G	Yankee Bond — A dollar-denominated bond issued in the U.S. by a foreign entity.
H	Non-income producing.

I	Amount represents less than 1.
N.M. — Not meaningful.

See notes to financial statements.

Annual Report to Shareholders  51

Statement of Assets and Liabilities

High Yield Portfolio
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $147,438)		$150,796
Short-term securities at value (Cost – $362)		362
Cash		1
Receivable for securities sold		1,345
Receivable for fund shares sold		290
Interest receivable		3,236

Total assets		156,030

Liabilities:
Payable for fund shares repurchased	$632
Accrued management fee	85
Accrued distribution and service fees	64
Income distribution payable	107
Accrued expenses	89

Total liabilities		977

Net Assets		$155,053

Net assets consist of:
Accumulated paid-in capital applicable to:
15,918 Primary Class shares outstanding		$298,022
554 Institutional Class shares outstanding		5,183
Overdistributions of net investment income		(24)
Accumulated net realized loss on investments		(151,486)
Unrealized appreciation/(depreciation) of investments		3,358

Net Assets		$155,053

Net Asset Value Per Share:
Primary Class		$9.41

Institutional Class		$9.39

See notes to financial statements.

52  Annual Report to Shareholders

Statement of Operations

High Yield Portfolio
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Interest	$13,927
Dividends	122

Total income			$14,049

Expenses:
Management fees	1,051
Distribution and service fees	755
Audit and legal fees	59
Custodian fees	83
Directors’ fees and expenses	29
Registration fees	48
Reports to shareholders	61
Transfer agent and shareholder servicing expense:
Primary Class	138
Institutional Class	14
Other expenses	47

	2,285
Less: Compensating balance credits	(5	)A

Total expenses, net of compensating balance credits			2,280

Net Investment Income			11,769

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain on investments	3,400
Change in unrealized appreciation/(depreciation) of investments	5,070

Net Realized and Unrealized Gain on Investments			8,470

Change in Net Assets Resulting From Operations			$20,239

A	See note 1, Compensating Balance Credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders  53

Statement of Changes in Net Assets

High Yield Portfolio
(Amounts in Thousands)

	For the Years Ended
	12/31/06	12/31/05

Change in Net Assets:
Net investment income	$11,769	$14,117
Net realized gain on investments	3,400	765
Change in unrealized appreciation/(depreciation) on investments	5,070	(10,653)

Change in net assets resulting from operations	20,239	4,229
Distributions to shareholders from:
Net investment income:
Primary Class	(10,957)	(13,197)
Institutional Class	(828)	(861)
Change in net assets from Fund share transactions:
Primary Class	(15,670)	(38,618)
Institutional Class	(7,519)	4,174

Change in net assets	(14,735)	(44,273)
Net Assets:
Beginning of year	169,788	214,061

End of year	$155,053	$169,788

Under/(over) distributions of net investment income	$(24)	$1

See notes to financial statements.

54  Annual Report to Shareholders

Financial Highlights

High Yield Portfolio

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$8.93	$9.39	$9.10	$7.96	$9.22

Investment operations:
Net investment income	.66	.67	.62	.63	.77
Net realized and unrealized gain/(loss) on investments	.48	(.46)	.29	1.15	(1.26)

Total from investment operations	1.14	.21	.91	1.78	(.49)

Distributions from:
Net investment income	(.66)	(.67)	(.62)	(.64)	(.77)

Total distributions	(.66)	(.67)	(.62)	(.64)	(.77)

Net asset value, end of year	$9.41	$8.93	$9.39	$9.10	$7.96

Total return	13.35%	2.39%	10.51%	23.03%	(5.28)%

Ratios to Average Net Assets:A
Total expenses	1.45%	1.40%	1.36%	1.41%	1.36%
Expenses net of waivers, if any	1.45%	1.40%	1.36%	1.41%	1.36%
Expenses net of all reductions	1.44%	1.40%	1.36%	1.41%	1.36%
Net investment income	7.24%	7.28%	6.79%	7.26%	9.06%

Supplemental Data:
Portfolio turnover rate	88.3%	134.0%	109.1%	122.3%	96.6%
Net assets, end of year (in thousands)	$149,846	$157,399	$205,314	$223,773	$162,175

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders  55

Institutional Class:

	Years Ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$8.96	$9.41	$9.11	$7.96	$9.20

Investment operations:
Net investment income	.77	.71	.66	.66	.78
Net realized and unrealized gain/(loss) on investments	.43	(.45)	.31	1.15	(1.24)

Total from investment operations	1.20	.26	.97	1.81	(.46)

Distributions from:
Net investment income	(.77)	(.71)	(.67)	(.66)	(.78)

Total distributions	(.77)	(.71)	(.67)	(.66)	(.78)

Net asset value, end of year	$9.39	$8.96	$9.41	$9.11	$7.96

Total return	14.05%	2.94%	11.15%	23.54%	(5.00)%

Ratios to Average Net Assets:A
Total expenses	.94%	.85%	.80%	.85%	.82%
Expenses net of waivers, if any	.94%	.85%	.80%	.85%	.82%
Expenses net of all reductions	.94%	.84%	.80%	.85%	.82%
Net investment income	7.82%	7.93%	7.38%	7.78%	9.63%

Supplemental Data:
Portfolio turnover rate	88.3%	134.0%	109.1%	122.3%	96.6%
Net assets, end of year (in thousands)	$5,207	$12,389	$8,747	$6,434	$2,704

See notes to financial statements.

56  Annual Report to Shareholders

Management’s Discussion of Fund Performance

Investment Grade Income Portfolio

Average annual total returns for the Investment Grade Income Portfolio (“Fund”) and its benchmark for various periods ended December 31, 2006, are presented below:

Average Annual Total Returns Through December 31, 2006
Since
	One Year	Five Years	Ten Years	InceptionA

Investment Grade
Primary Class	+6.01%	+6.56%	+6.55%	+7.53%
Institutional Class	+6.45%	+7.10%	+7.11%	+6.93%
Lehman Credit Bond IndexB	+4.26%	+5.90%	+6.56%	+8.10%
Lipper Corporate Debt Funds
BBB Rates AverageC	+4.62%	+5.77%	+5.91%	+5.61%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund returned 6.01% for the 12-month period ending, December 31, 2006. This compares favorably to the Fund’s benchmark, the Lehman Credit Bond Index, which returned 4.26%, and the 4.62% total return of the Lipper Corporate Debt Funds BBB Rates Average. Credit spreads in general narrowed during the period helping the asset class outperform U.S. treasuries. The Credit Index generated 119 basis pointsD of excess return versus similar duration treasuries. The Fund’s outperformance versus the benchmark is attributable to industry allocation, issue selection and an overweight to lower rated issuers. The Fund

A The inception date of the Primary Class is August 7, 1987. The inception date of the Institutional Class is December 1, 1995. Index returns are for periods beginning July 31, 1987.
B This index includes all publicly issued, fixed rate, non-convertible, investment grade, and domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies. An investor cannot invest directly in an index.
C Average of the 176 funds comprising the Lipper universe of funds that invest at least 65% of assets in corporate and government debt issues rated in the top four grades.
D 100 basis points = 1%.

Annual Report to Shareholders  57

benefited from overweights to media cable and financial institutions, which returned 5.84% and 4.86%, respectively. The decision to maintain exposure to both GM and Ford greatly benefited the Fund as they each returned over 20% for the period. Finally, the Fund’s overweight to BBB-rated issues benefited relative performance as the returns for BBB-rated issues on average exceeded index returns.

Western Asset Management Company

January 19, 2007

58  Annual Report to Shareholders

Expense Example

Investment Grade Income Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,072.50	$5.22
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
Institutional Class:
Actual	$1,000.00	$1,074.20	$2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00% and 0.50% for the Primary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders  59

Performance Information

Investment Grade Income Portfolio

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

60  Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+6.01%	+6.01%
Five Years	+37.39%	+6.56%
Ten Years	+88.56%	+6.55%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A This index includes all publicly issued, fixed rate, non-convertible, investment grade, domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies.

Annual Report to Shareholders  61

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+6.45%	+6.45%
Five Years	+40.88%	+7.10%
Ten Years	+98.70%	+7.11%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

62  Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2006)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
C Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders  63

Portfolio of Investments

Legg Mason Investment Grade Income Portfolio
December 31, 2006
(Amounts in Thousands)

	Rate	Maturity Date	Par	Value

Long-Term Securities — 96.1%
Corporate Bonds and Notes — 70.3%
Aerospace and Defense — 0.3%
L-3 Communications Corp.	7.625%	6/15/12	$1,000	$1,035

Airlines — 0.2%
Continental Airlines Inc.	6.545%	8/2/20	160	165
Continental Airlines Inc.	7.256%	9/15/21	502	528

				693

Automobiles — 1.7%
DaimlerChrysler NA Holding Corp.	4.050%	6/4/08	160	157
DaimlerChrysler NA Holding Corp.	7.200%	9/1/09	260	270
DaimlerChrysler NA Holding Corp.	5.875%	3/15/11	300	301
DaimlerChrysler NA Holding Corp.	7.300%	1/15/12	735	780
DaimlerChrysler NA Holding Corp.	6.500%	11/15/13	290	298
DaimlerChrysler NA Holding Corp.	8.500%	1/18/31	850	1,012
Ford Motor Co.	7.450%	7/16/31	1,975	1,550
Ford Motor Co.	8.900%	1/15/32	370	332
General Motors Corp.	8.250%	7/15/23	650	604
General Motors Corp.	8.375%	7/15/33	1,990	1,841

				7,145

64  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued

Beverages — 0.2%
Foster’s Finance Corp.	4.875%	10/1/14	$840	$788	A

Building Products — N.M.
American Standard Inc.	8.250%	6/1/09	37	39
American Standard Inc.	7.625%	2/15/10	5	5

				44

Capital Markets — 2.5%
BankAmerica Capital III	5.944%	1/15/27	585	567	B
Lehman Brothers Holdings Inc.	5.750%	1/3/17	3,980	4,031
Merrill Lynch and Co. Inc.	6.000%	2/17/09	800	813
Morgan Stanley	5.050%	1/21/11	900	894
Morgan Stanley	4.750%	4/1/14	65	62
The Bear Stearns Cos. Inc.	5.500%	8/15/11	1,650	1,666
The Bear Stearns Cos. Inc.	5.550%	1/22/17	320	320
The Goldman Sachs Group Inc.	6.345%	2/15/34	2,025	2,050

				10,403

Chemicals — 0.7%
E.I. du Pont de Nemours and Co.	4.875%	4/30/14	1,100	1,064
The Dow Chemical Co.	6.000%	10/1/12	750	771
The Dow Chemical Co.	7.375%	11/1/29	800	925

				2,760

Commercial Banks — 4.5%
CBA Capital Trust I	5.805%	6/30/49	3,510	3,525	A
Comerica Bank	5.750%	11/21/16	990	989
KeyBank NA	5.800%	7/1/14	5	5
Rabobank Capital Funding Trust II	5.260%	12/31/49	320	313	A,C
Rabobank Capital Funding Trust III	5.254%	10/21/49	3,120	3,008	A,C
RBS Capital Trust III	5.512%	9/30/49	4,020	3,974	C

Annual Report to Shareholders  65

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Commercial Banks — Continued
SunTrust Bank	5.000%	9/1/15	$770	$747
SunTrust Capital VIII	6.100%	12/1/66	1,070	1,041	C
UnionBanCal Corp.	5.250%	12/16/13	785	771
Wachovia Capital Trust III	5.800%	3/15/42	520	524	C
Wachovia Corp.	5.625%	10/15/16	2,300	2,320
Wells Fargo Capital X	5.950%	12/15/36	1,740	1,705	C

				18,922

Commercial Services and Supplies — 0.3%
Waste Management Inc.	6.375%	11/15/12	310	325
Waste Management Inc.	7.375%	5/15/29	690	779

				1,104

Communications Equipment — N.M.
Motorola Inc.	7.625%	11/15/10	135	145

Computers and Peripherals — 0.4%
International Business Machines Corp.	4.750%	11/29/12	1,750	1,708

Consumer Finance — 5.7%
American Express Co.	6.800%	9/1/66	2,760	2,943	C
Capital One Financial Corp.	7.125%	8/1/08	340	349
Caterpillar Financial Services Corp.	4.500%	6/15/09	1,040	1,023
Ford Motor Credit Co.	7.375%	10/28/09	2,970	2,976
Ford Motor Credit Co.	7.375%	2/1/11	2,390	2,366
Ford Motor Credit Co.	10.610%	6/15/11	6,828	7,288	A,B
Ford Motor Credit Co.	7.250%	10/25/11	2,410	2,360
GMAC LLC	6.125%	8/28/07	2,680	2,681
GMAC LLC	6.311%	11/30/07	320	318
GMAC LLC	5.625%	5/15/09	590	585

66  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Consumer Finance — Continued
GMAC LLC	6.875%	9/15/11	$750	$769
GMAC LLC	0.000%	6/15/15	40	22	D
John Deere Capital Corp.	4.500%	8/22/07	5	5

				23,685

Diversified Financial Services — 13.7%
AIG SunAmerica Global Financing VI	6.300%	5/10/11	5,170	5,380	A
American Express Travel Related Services Co. Inc.	5.250%	11/21/11	830	829	A
American General Finance Corp.	5.750%	9/15/16	830	842
Associates Corp. of North America	8.150%	8/1/09	775	829
Bank of America Corp.	4.750%	8/15/13	110	106
Bank of America Corp.	5.420%	3/15/17	3,100	3,066	A
Beaver Valley II Funding	9.000%	6/1/17	1,100	1,235
Boeing Capital Corp.	6.500%	2/15/12	1,000	1,054
Boeing Capital Corp.	5.800%	1/15/13	530	544
Capital One Bank	4.875%	5/15/08	150	149
Capital One Bank	5.750%	9/15/10	870	884
Capital One Bank	6.500%	6/13/13	690	727
Chase Capital II	5.871%	2/1/27	1,980	1,896	B
Citigroup Inc.	6.125%	8/25/36	1,530	1,593
Countrywide Home Loans Inc.	3.250%	5/21/08	1,200	1,167
Deutsche Bank Capital Funding Trust	5.628%	1/19/49	1,760	1,730	A,C
General Electric Capital Corp.	4.000%	6/15/09	3,640	3,544
General Electric Capital Corp.	3.750%	12/15/09	4,900	4,717
General Electric Capital Corp.	6.000%	6/15/12	960	994
General Electric Capital Corp.	6.750%	3/15/32	5	6
HSBC Finance Capital Trust IX	5.911%	11/30/35	2,500	2,512	C
HSBC Finance Corp.	5.700%	6/1/11	1,280	1,302
HSBC Finance Corp.	5.500%	1/19/16	1,610	1,618
ILFC E-Capital Trust II	6.250%	12/21/65	2,320	2,357	A,C

Annual Report to Shareholders  67

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Diversified Financial Services — Continued
JPMorgan Chase and Co.	5.125%	9/15/14	$5	$5
JPMorgan Chase and Co.	4.891%	9/1/15	1,035	1,014	C
Mizuho Preferred Capital Co. LLC	8.790%	12/29/49	1,520	1,590	A,C
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	1,700	1,847
Residential Capital Corp.	6.125%	11/21/08	1,340	1,347
Residential Capital Corp.	6.000%	2/22/11	2,400	2,396
SB Treasury Co. LLC	9.400%	6/30/49	840	884	A,C
UBS Preferred Funding Trust V	6.243%	5/15/49	3,030	3,138	C
Unilever Capital Corp.	7.125%	11/1/10	480	510
ZFS Finance USA Trust II	6.450%	12/15/65	4,990	5,089	A,C

				56,901

Diversified Telecommunication Services — 3.8%
AT&T Corp.	8.000%	11/15/31	1,200	1,489
AT&T Inc.	5.100%	9/15/14	1,910	1,854
BellSouth Corp.	4.750%	11/15/12	830	801
Embarq Corp.	7.082%	6/1/16	1,500	1,527
Qwest Corp.	5.625%	11/15/08	550	551
TCI Communications Financing III	9.650%	3/31/27	3,350	3,535
Verizon Global Funding Corp.	6.875%	6/15/12	1,030	1,100
Verizon Global Funding Corp.	7.750%	6/15/32	375	440
Verizon Global Funding Corp.	5.850%	9/15/35	1,580	1,513
Verizon New York Inc.	6.875%	4/1/12	2,810	2,913

				15,723

Electric Utilities — 4.3%
Alabama Power Co.	3.125%	5/1/08	920	894
Duke Energy Corp.	5.625%	11/30/12	270	275
Exelon Corp.	6.750%	5/1/11	1,370	1,431
FirstEnergy Corp.	6.450%	11/15/11	2,285	2,383

68  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Electric Utilities — Continued
FirstEnergy Corp.	7.375%	11/15/31	$4,440	$5,056
Niagara Mohawk Power Corp.	7.750%	10/1/08	1,010	1,046
Pacific Gas and Electric Co.	6.050%	3/1/34	2,380	2,400
Tampa Electric Co.	6.375%	8/15/12	380	397
The Cleveland Electric Illuminating Co.	5.650%	12/15/13	940	937
The Cleveland Electric Illuminating Co.	7.880%	11/1/17	850	994
The Detroit Edison Co.	5.200%	10/15/12	1,260	1,241
TXU Energy Co.	7.000%	3/15/13	930	973

				18,027

Energy Equipment and Services — 0.5%
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,010	1,121
Pride International Inc.	7.375%	7/15/14	800	826

				1,947

Food and Staples Retailing — 0.9%
CVS Corp.	5.750%	8/15/11	820	830
Safeway Inc.	7.500%	9/15/09	600	630
Safeway Inc.	5.800%	8/15/12	750	751
The Kroger Co.	8.000%	9/15/29	1,000	1,154
Wal-Mart Stores Inc.	6.875%	8/10/09	475	495

				3,860

Food Products — 1.0%
Ahold Finance USA Inc.	8.250%	7/15/10	960	1,040
Kellogg Co.	6.600%	4/1/11	1,000	1,049

Annual Report to Shareholders  69

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Food Products — Continued
Kellogg Co.	7.450%	4/1/31	$650	$776
Kraft Foods Inc.	6.250%	6/1/12	1,360	1,413

				4,278

Gas Utilities — 0.3%
Panhandle Eastern Pipe Line Co.	4.800%	8/15/08	1,170	1,153

Health Care Equipment and Supplies — 0.4%
Baxter International Inc.	5.900%	9/1/16	1,430	1,469

Health Care Providers and Services — 4.1%
Aetna Inc.	5.750%	6/15/11	1,490	1,513
Cardinal Health Inc.	5.800%	10/15/16	1,100	1,097	A
Coventry Health Care Inc.	5.875%	1/15/12	1,050	1,037
HCA Inc.	6.300%	10/1/12	1,790	1,638
HCA Inc.	6.250%	2/15/13	2,130	1,885
HCA Inc.	5.750%	3/15/14	150	124
HCA Inc.	9.125%	11/15/14	1,100	1,176	A
HCA Inc.	9.250%	11/15/16	1,380	1,478	A
Humana Inc.	6.450%	6/1/16	600	617
Quest Diagnostics Inc.	5.125%	11/1/10	790	778
Tenet Healthcare Corp.	9.875%	7/1/14	2,310	2,350
Tenet Healthcare Corp.	6.875%	11/15/31	750	602
Universal Health Services Inc.	7.125%	6/30/16	1,450	1,514
WellPoint Inc.	5.000%	12/15/14	1,330	1,288

				17,097

70  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued

Hotels, Restaurants and Leisure — 0.6%
Harrah’s Operating Co. Inc.	5.500%	7/1/10	$770	$754
Harrah’s Operating Co. Inc.	5.750%	10/1/17	2,110	1,768

				2,522

Household Durables — 0.5%
Centex Corp.	5.125%	10/1/13	420	402
DR Horton Inc.	5.250%	2/15/15	610	569
Pulte Homes Inc.	6.250%	2/15/13	385	391
The Black and Decker Corp.	5.750%	11/15/16	810	803

				2,165

Household Products — 0.1%
The Clorox Co.	5.000%	1/15/15	350	339
The Procter and Gamble Co.	4.300%	8/15/08	200	197

				536

Independent Power Producers and Energy Traders — 1.0%
Dynegy Holdings Inc.	8.750%	2/15/12	1,690	1,792
TXU Corp.	6.550%	11/15/34	2,730	2,553

				4,345

Insurance — 1.7%
ASIF Global Financing XIX	4.900%	1/17/13	90	88	A
Liberty Mutual Group	5.750%	3/15/14	720	717	A
Liberty Mutual Group	7.500%	8/15/36	900	985	A
MetLife Inc.	6.400%	12/15/36	2,060	2,069	C
Prudential Financial Inc.	5.700%	12/14/36	920	895
The St. Paul Travelers Cos. Inc.	6.250%	6/20/16	780	819

Annual Report to Shareholders  71

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Insurance — Continued
Willis North America Inc.	5.125%	7/15/10	$760	$741
Willis North America Inc.	5.625%	7/15/15	660	632

				6,946

IT Services — 0.4%
Electronic Data Systems Corp.	7.125%	10/15/09	530	553
Electronic Data Systems Corp.	6.500%	8/1/13	500	503	E
Electronic Data Systems Corp.	7.450%	10/15/29	570	624

				1,680

Leisure Equipment and Products — 0.3%
Eastman Kodak Co.	3.625%	5/15/08	975	940
Eastman Kodak Co.	7.250%	11/15/13	500	497

				1,437

Media — 4.7%
Clear Channel Communications Inc.	4.400%	5/15/11	1,210	1,091
Clear Channel Communications Inc.	5.500%	9/15/14	500	422
Comcast Cable Communications Inc.	6.750%	1/30/11	960	1,006
Comcast Cable Holdings LLC	7.125%	2/15/28	180	192
Comcast Corp.	7.050%	3/15/33	1800	1925
Comcast Corp.	6.450%	3/15/37	1,100	1,101
COX Communications Inc.	4.625%	1/15/10	1,410	1,380
CSC Holdings Inc.	7.625%	7/15/18	1,500	1,461
Liberty Media LLC	7.875%	7/15/09	1,000	1,043
Liberty Media LLC	8.500%	7/15/29	340	342
Liberty Media LLC	8.250%	2/1/30	120	118

72  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Media — Continued
News America Inc.	6.550%	3/15/33	$1,495	$1,502
News America Inc.	6.200%	12/15/34	115	111
The Walt Disney Co.	6.200%	6/20/14	1,220	1,277
Time Warner Entertainment Co. LP	8.375%	7/15/33	505	610
Time Warner Inc.	6.875%	5/1/12	1,350	1,427
Time Warner Inc.	9.125%	1/15/13	1,130	1,316
Time Warner Inc.	7.700%	5/1/32	1,015	1,145
Viacom Inc.	7.700%	7/30/10	90	96
Viacom Inc.	5.750%	4/30/11	990	990
Viacom Inc.	5.625%	8/15/12	1,095	1,080

				19,635

Multi-Utilities — 1.0%
Dominion Resources Inc	5.150%	7/15/15	1,140	1,104
DTE Energy Co.	6.375%	4/15/33	350	360
Sempra Energy	5.845%	5/21/08	1,685	1,686	B
Xcel Energy Inc.	7.000%	12/1/10	900	949

				4,099

Multiline Retail — 0.6%
May Department Stores Co.	5.750%	7/15/14	1,070	1,047
May Department Stores Co.	6.700%	7/15/34	490	483
Target Corp.	5.875%	3/1/12	860	884

				2,414

Oil, Gas and Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	5.950%	9/15/16	430	431
Apache Corp.	6.250%	4/15/12	1,010	1,049
Conoco Inc.	6.950%	4/15/29	740	841
ConocoPhillips	4.750%	10/15/12	2,290	2,233

Annual Report to Shareholders  73

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — Continued
Devon Financing Corp. U.L.C.	7.875%	9/30/31	$560	$674
Duke Capital LLC	6.250%	2/15/13	340	350
El Paso Corp.	7.800%	8/1/31	1,660	1,814
El Paso Corp.	7.750%	1/15/32	340	372
Hess Corp.	7.875%	10/1/29	3,770	4,401
Kerr-McGee Corp.	6.950%	7/1/24	220	234
Kerr-McGee Corp.	7.875%	9/15/31	4,700	5,607
Kinder Morgan Energy Partners LP	7.125%	3/15/12	1,430	1,518
Ocean Energy Inc.	4.375%	10/1/07	965	957
Pemex Project Funding Master Trust	5.970%	12/3/12	107	107	A,B
Pemex Project Funding Master Trust	6.625%	6/15/35	2,900	2,967
Tennessee Gas Pipeline Co.	8.375%	6/15/32	1,000	1,215
The Williams Cos. Inc.	7.625%	7/15/19	2,000	2,140
Valero Energy Corp.	6.875%	4/15/12	565	597

				27,507

Paper and Forest Products — 0.3%
Weyerhaeuser Co.	6.750%	3/15/12	1,120	1,175

Pharmaceuticals — 0.5%
Wyeth	6.950%	3/15/11	2,000	2,124	E

Real Estate Investment Trusts — 1.6%
EOP Operating LP	6.750%	2/15/12	1,500	1,620
Health Care REIT Inc.	5.875%	5/15/15	1,440	1,422
iStar Financial Inc.	5.375%	4/15/10	10	10
iStar Financial Inc.	5.950%	10/15/13	3,610	3,628	A

				6,680

74  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued

Road and Rail — 0.6%
Burlington Northern Rail Road Co.	6.960%	3/22/09	$131	$133
Burlington Northern Rail Road Co.	7.330%	6/23/10	105	109
CSX Transportation Inc.	7.875%	5/15/43	252	313
Norfolk Southern Corp.	7.875%	5/15/43	348	436
Union Pacific Corp.	4.875%	1/15/15	1,740	1,668

				2,659

Thrifts and Mortgage Finance — 0.9%
BB&T Capital Trust II	6.750%	6/7/36	1,750	1,911
Countrywide Home Loans Inc.	4.125%	9/15/09	340	330
Washington Mutual Inc.	4.200%	1/15/10	700	678
Washington Mutual Inc.	4.625%	4/1/14	1,000	936

				3,855

Tobacco — 0.6%
Altria Group Inc.	7.000%	11/4/13	1,385	1,505
Reynolds American Inc.	7.875%	5/15/09	860	896

				2,401

Wireless Telecommunication Services — 2.8%
New Cingular Wireless Services Inc.	7.500%	5/1/07	1,500	1,509
New Cingular Wireless Services Inc.	8.125%	5/1/12	570	641
New Cingular Wireless Services Inc.	8.750%	3/1/31	980	1,274
Nextel Communications Inc.	5.950%	3/15/14	469	457
Nextel Communications Inc.	7.375%	8/1/15	1,600	1,641
Sprint Capital Corp.	8.375%	3/15/12	1,860	2,067

Annual Report to Shareholders  75

	Rate	Maturity Date	Par	Value

Corporate Bonds and Notes — Continued
Wireless Telecommunication Services — Continued
Sprint Capital Corp.	8.750%	3/15/32	$2,650	$3,189
Sprint Nextel Corp.	6.000%	12/1/16	990	965

				11,743

Total Corporate Bonds and Notes (Cost — $291,097)				292,810

U.S. Government and Agency Obligations — 3.6%
Fixed Rate Securities — 3.6%
Tennessee Valley Authority	5.375%	11/13/08	150	151
United States Treasury Bonds	6.250%	5/15/30	40	48
United States Treasury Bonds	4.500%	2/15/36	1,925	1,831
United States Treasury Notes	4.500%	2/15/09	2,035	2,023
United States Treasury Notes	4.875%	7/31/11	6,000	6,042
United States Treasury Notes	4.500%	9/30/11	3,260	3,231
United States Treasury Notes	4.625%	10/31/11	180	179
United States Treasury Notes	3.625%	5/15/13	950	895
United States Treasury Notes	4.625%	11/15/16	730	725

Total U.S. Government and Agency Obligations (Cost — $15,133)				15,125

U.S. Government Agency Mortgage-Backed Securities — N.M.
Indexed SecuritiesB — N.M.
Freddie Mac	6.939%	9/1/24	65	67

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $65)				67

Yankee BondsF — 22.2%
Automobiles — 0.3%
General Motors Nova Scotia Finance Co.	6.850%	10/15/08	1,160	1,154

Beverages — 0.3%
Molson Coors Capital Finance	4.850%	9/22/10	1,305	1,279

76  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Yankee Bonds — Continued

Commercial Banks — 8.8%
AES El Salvador Trust	6.750%	2/1/16	$2,080	$2,069	A
Banco Mercantil del Norte SA	6.135%	10/13/16	2,030	2,031	A,C
BOI Capital Funding	5.571%	2/1/49	2,000	1,953	A,C
Corp. Andina de Fomento	5.730%	1/26/07	1,260	1,260	B
Glitnir Banki Hf	6.330%	7/28/11	1,100	1,129	A
Glitnir Banki Hf	6.693%	6/15/16	1,900	1,961	A,C
Glitnir Banki Hf	7.451%	9/14/49	560	590	A,C
HBOS Capital Funding LP	6.071%	6/30/49	1,490	1,511	A,C
HBOS Treasury Services PLC	4.000%	9/15/09	1,080	1,047	A
HSBC Capital Funding LP	4.610%	6/27/49	760	708	A,C
Kaupthing Bank Hf	6.061%	4/12/11	1,440	1,450	A,B
Kaupthing Bank Hf	5.750%	10/4/11	1,340	1,339	A
Kaupthing Bank Hf	7.125%	5/19/16	3,585	3,803	A
Mizuho Financial Group	5.790%	4/15/14	3,565	3,586	A
Resona Preferred Global Securities	7.191%	7/30/49	2,880	3,005	A,C
RSHB Capital SA	7.175%	5/16/13	3,690	3,888	A
Shinsei Finance Cayman Ltd.	6.418%	7/20/49	3,055	3,051	A,C
Sumitomo Mitsui Banking Corp.	5.625%	10/15/49	730	714	A,C
VTB Capital SA for Vneshtorgbank	5.970%	8/1/08	1,560	1,561	A,B

				36,656

Consumer Finance — 0.2%
HSBC Holdings PLC	5.250%	12/12/12	830	827

Diversified Financial Services — 1.1%
AIFUL CORP.	5.000%	8/10/10	2,685	2,606	A
SMFG Preferred Capital	6.078%	1/25/49	230	226	A,C
TNK-BP Finance SA	7.500%	7/18/16	870	925	A
UFJ Finance Aruba AEC	6.750%	7/15/13	920	982

				4,739

Annual Report to Shareholders  77

	Rate	Maturity Date	Par	Value

Yankee Bonds — Continued

Diversified Telecommunication Services — 4.0%
British Telecommunications PLC	8.625%	12/15/10	$900	$1,004	E
British Telecommunications PLC	9.125%	12/15/30	420	575	E
Deutsche Telekom International Finance BV	8.250%	6/15/30	1,400	1,721
Deutsche Telekom International Finance BV	9.250%	6/1/32	670	876
France Telecom SA	7.750%	3/1/11	3,000	3,268
France Telecom SA	8.500%	3/1/31	340	446
Intelsat Ltd.	7.625%	4/15/12	32	30
Intelsat Ltd.	6.500%	11/1/13	1,333	1,133
Koninklijke (Royal) KPN NV	8.000%	10/1/10	990	1,068
Koninklijke (Royal) KPN NV	8.375%	10/1/30	655	750
Tele Norte Leste Participacoes SA	8.000%	12/18/13	1,080	1,148
Telecom Italia Capital	7.200%	7/18/36	2,070	2,163
Telefonica Emisiones S.A.U	7.045%	6/20/36	800	850
Telefonica Europe BV	7.750%	9/15/10	800	859
Telus Corp.	7.500%	6/1/07	700	705

				16,596

Electric Utilities — 1.0%
Enersis SA	7.375%	1/15/14	850	915
Enersis SA/Cayman Island	7.400%	12/1/16	1,211	1,331
Hydro Quebec	7.500%	4/1/16	1,625	1,887

				4,133

Foreign Government Obligations — 2.6%
Federative Republic of Brazil	8.875%	4/15/24	240	299
Federative Republic of Brazil	10.125%	5/15/27	740	1,040
Federative Republic of Brazil	7.125%	1/20/37	340	365
Province of Nova Scotia	5.750%	2/27/12	1,000	1,030
Republic of Colombia	7.375%	9/18/37	177	190

78  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Yankee Bonds — Continued
Foreign Government Obligations — Continued
Republic of Panama	7.125%	1/29/26	$500	$540
Republic of Panama	6.700%	1/26/36	353	367
Russian Federation	5.000%	3/31/30	980	1,106	A,C
United Mexican States	11.500%	5/15/26	160	259
United Mexican States	8.300%	8/15/31	820	1,048
United Mexican States	7.500%	4/8/33	3,762	4,439

				10,683

Industrial Conglomerates — 0.8%
Tyco International Group SA	6.375%	10/15/11	250	262
Tyco International Group SA	7.000%	6/15/28	554	636
Tyco International Group SA	6.875%	1/15/29	2,051	2,331

				3,229

Insurance — 0.5%
Axa	8.600%	12/15/30	1,630	2,113
XL Capital Ltd.	5.250%	9/15/14	20	20

				2,133

Media — 0.2%
British Sky Broadcasting Group PLC	6.875%	2/23/09	870	896

Metals and Mining — 0.8%
Vale Overseas Ltd.	6.250%	1/23/17	1,474	1,481
Vale Overseas Ltd.	6.875%	11/21/36	1,800	1,846

				3,327

Annual Report to Shareholders  79

	Rate	Maturity Date	Par	Value

Yankee Bonds — Continued

Oil, Gas and Consumable Fuels — 1.4%
Anadarko Finance Co.	6.750%	5/1/11	$10	$10
Conoco Funding Co.	6.350%	10/15/11	520	544
Gazprom Capital	6.212%	11/22/16	1,180	1,188	A
Petrobras International Finance Co.	6.125%	10/6/16	2,186	2,208
Petroliam Nasional Bhd	7.625%	10/15/26	610	747	A
Petronas Capital Ltd.	7.875%	5/22/22	770	948	A

				5,645

Wireless Telecommunication Services — 0.2%
Rogers Wireless Inc.	6.375%	3/1/14	1,000	1,012

Total Yankee Bonds (Cost — $89,182)				92,309

Total Long-Term Securities (Cost — $395,477)				400,311

80  Annual Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par	Value

Short-Term Securities — 2.2%
U.S. Government and Agency Obligations — 0.1%
Fannie Mae	0.000%	6/25/07	$255	$249	D,G
Fannie Mae	0.000%	6/28/07	46	42	D,G

				291

Repurchase Agreements — 2.1%
Lehman Brothers Inc. 5.2%, dated 12/29/06, to be repurchased at $4,458 on 1/2/07 (Collateral: $4,420 Fannie Mae notes, 6.03%, due 8/15/16, value $4,544)			4,455	4,455
Merrill Lynch Government Securities Inc. 5.21%, dated 12/29/06, to be repurchased at $4,458 on 1/2/07 (Collateral: $4,490 Freddie Mac notes, 5.125%, due 10/15/08, value $4,546)			4,455	4,455

				8,910

Total Short-Term Securities (Cost — $9,204)				9,201

Total Investments — 98.3% (Cost — $404,681)				409,512
Other Assets Less Liabilities — 1.7%				7,246

Net Assets — 100.0%				$416,758

Annual Report to Shareholders  81

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedH
Eurodollar Futures	March 2007	140	$(8)
Eurodollar Futures	September 2007	557	(253)
U.S. Treasury Note Futures	March 2007	207	(123)

			$(384)

Futures Contracts WrittenH
U.S. Treasury Bond Futures	March 2007	20	$59
U.S. Treasury Note Futures	March 2007	355	315

			$374

A	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 21.18% of net assets.

B	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), and the one-year Treasury Bill Rate. The coupon rates are the rates as of December 31, 2006.

C	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

E	The coupon rates shown on variable rate securities are the rates at December 31, 2006.

F	Yankee Bond — A dollar-denominated bond issued in the U.S. by a foreign entity.

G	Collateral to cover futures contracts.

H	Futures are described in more detail in the notes to financial statements.

N.M. — Not Meaningful.

See notes to financial statements.

82  Annual Report to Shareholders

Statement of Assets and Liabilities

Investment Grade Income Portfolio
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $395,477)		$400,311
Short-term securities at value (Cost – $9,204)		9,201
Cash		676
Receivable for fund shares sold		1,816
Interest receivable		6,263
Futures variation margin receivable		5
Other assets		1

Total assets		418,273

Liabilities:
Payable for fund shares repurchased	$1,016
Accrued management fee	125
Accrued distribution and service fees	142
Income distribution payable	86
Accrued expenses	146

Total liabilities		1,515

Net Assets		$416,758

Net assets consist of:
Accumulated paid-in capital applicable to:
38,597 Primary Class shares outstanding		$398,577
1,133 Institutional Class shares outstanding		12,341
Overdistributions of net investment income		(116)
Undistributed net realized gain on investments and futures		1,133
Unrealized appreciation/(depreciation) of investments and futures		4,823

Net Assets		$416,758

Net Asset Value Per Share:
Primary Class		$10.49

Institutional Class		$10.49

See notes to financial statements.

Annual Report to Shareholders  83

Statement of Operations

Investment Grade Income Portfolio
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Interest	$23,909

Total income			$23,909
Expenses:
Management fees	2,400
Distribution and service fees	1,907
Audit and legal fees	73
Custodian fees	133
Directors’ fees and expenses	55
Registration fees	100
Reports to shareholders	103
Transfer agent and shareholder servicing expense:
Primary Class	360
Institutional Class	1
Other expenses	74

	5,206
Less: Fees waived	(1,294)
Compensating balance credits	(5	)A

Total expenses, net of waivers and compensating balance credits			3,907

Net Investment Income			20,002
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	519
Futures	802

			1,321
Change in unrealized appreciation/(depreciation) of investments and futures			2,783

Net Realized and Unrealized Gain on Investments			4,104

Change in Net Assets Resulting From Operations			$24,106

A	See note 1, Compensating Balance Credits, in the notes to financial statements.

See notes to financial statements.

84  Annual Report to Shareholders

Statement of Changes in Net Assets

Investment Grade Income Portfolio
(Amounts in Thousands)

	For the Years Ended
	12/31/06	12/31/05

Change in Net Assets:
Net investment income	$20,002	$18,980
Net realized gain on investments and futures	1,321	2,302
Change in unrealized appreciation/(depreciation) of investments and futures	2,783	(14,161)

Change in net assets resulting from operations	24,106	7,121

Distributions to shareholders from:
Net investment income:
Primary Class	(18,986)	(18,146)
Institutional Class	(1,013)	(836)
Net realized gain on investments:
Primary Class	(15)	(3,431)
Institutional Class	(1)	(157)
Change in net assets from Fund share transactions:
Primary Class	34,481	(22,272)
Institutional Class	(8,584)	10,914

Change in net assets	29,988	(26,807)
Net Assets:
Beginning of year	386,770	413,577

End of year	$416,758	$386,770

Overdistributions of net investment income	$(116)	$(118)

See notes to financial statements.

Annual Report to Shareholders  85

Financial Highlights

Investment Grade Income Portfolio

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006		2005	2004	2003	2002

Net asset value, beginning of year	$10.40		$10.81	$10.88	$10.42	$10.10

Investment operations:
Net investment income	.51	A	.49	.49	.50	.54
Net realized and unrealized gain/(loss) on investments, options and futures	.09		(.31)	.18	.53	.32

Total from investment operations	.60		.18	.67	1.03	.86

Distributions from:
Net investment income	(.51)		(.49)	(.49)	(.50)	(.54)
Net realized gain on investments	—B		(.10)	(.25)	(.07)	—

Total distributions	(.51)		(.59)	(.74)	(.57)	(.54)

Net asset value, end of year	$10.49		$10.40	$10.81	$10.88	$10.42

Total return	6.01%		1.69%	6.29%	10.16%	8.82%

Ratios to Average Net Assets:C
Total expenses	1.33%		1.30%	1.27%	1.28%	1.30%
Expenses net of waivers, if any	1.00%		1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%	1.00%	1.00%	1.00%
Net investment income	4.98%		4.64%	4.47%	4.62%	5.32%

Supplemental Data:
Portfolio turnover rate	65.7%		51.1%	74.9%	78.2%	131.0%
Net assets, end of year (in thousands)	$404,864		$366,329	$403,361	$408,685	$334,763

A Computed using average daily shares outstanding.

B Amount represents less than $0.01 per share.

C	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

86  Annual Report to Shareholders

Financial Highlights — Continued
Investment Grade Income Portfolio — Continued

Institutional Class:

	Years Ended December 31,
	2006		2005	2004	2003	2002

Net asset value, beginning of year	$10.41		$10.82	$10.89	$10.43	$10.11

Investment operations:
Net investment income	.56	A	.55	.54	.55	.59
Net realized and unrealized gain/(loss) on investments, options and futures	.08		(.31)	.17	.53	.31

Total from investment operations	.64		.24	.71	1.08	.90

Distributions from:
Net investment income	(.56)		(.55)	(.53)	(.55)	(.58)
Net realized gain on investments	—B		(.10)	(.25)	(.07)	—

Total distributions	(.56)		(.65)	(.78)	(.62)	(.58)

Net asset value, end of year	$10.49		$10.41	$10.82	$10.89	$10.43

Total return	6.45%		2.27%	6.85%	10.71%	9.38%

Ratios to Average Net Assets:C
Total expenses	.74%		.74%	.74%	.78%	.78%
Expenses net of waivers, if any	.50%		.44%	.47%	.50%	.48%
Expenses net of all reductions	.50%		.44%	.47%	.50%	.48%
Net investment income	5.47%		5.26%	5.02%	5.13%	5.85%

Supplemental Data:
Portfolio turnover rate	65.7%		51.1%	74.9%	78.2%	131.0%
Net assets, end of year (in thousands)	$11,894		$20,441	$10,216	$5,895	$2,836

See notes to financial statements.

Annual Report to Shareholders  87

Management’s Discussion of Fund Performance

Limited Duration Bond Portfolio

Average annual total returns for the Limited Duration Bond Portfolio (“Fund”) and its benchmark for various periods ended December 31, 2006, are presented below:

Average Annual Total Returns Through December 31, 2006
	One	Five	Ten	Since
	Year	Years	Years	InceptionA

Limited Duration Bond PortfolioB
Primary Class	+4.46%	+3.39%	+4.54%	+6.10%
Institutional Class	+4.98%	+3.92%	+5.08%	+5.84%
Merrill Lynch 1-3 Year Treasury IndexC	+3.96%	+2.82%	+4.69%	+5.98%
Lehman Intermediate U.S. Government Bond IndexD	+3.84%	+3.92%	+5.48%	+6.76%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Limited Duration Bond Portfolio was generally well-positioned for a market dominated by moderately rising interest rates and narrowing mortgage-backed and credit spreads. The total return (appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions) of the various share classes for the year ending December 31, 2006, exceeded the performance of its primary benchmark, the Merrill Lynch U.S. Treasury 1-3 Year Index, delivering 4.46% versus 3.96%. The Fund’s tactical duration strategy, which allowed duration to drift up and down with interest rates, contributed to

A The inception date of the Primary Class is August 7, 1987. The inception date of the Institutional Class is December 1, 1994. Index returns are for periods beginning July 31, 1987.
B Prior to August 31, 2004, the Fund was known as Legg Mason U.S. Government Intermediate-Term Portfolio and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The fund’s performance prior to such change might have been better or worse had the fund been managed in accordance with its current objective, policies and strategies.
C A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1 to 3 years.
D A total return index consisting of investment grade corporate debt issues as well as U.S. government securities. The debt issues all maintain maturities within a range of 1 to 10 years.

88  Annual Report to Shareholders

returns as rates oscillated throughout the year, but its emphasis on the front end of the yield curve suffered as the yield curve flattened. Overweight exposure to short- and intermediate-maturity mortgage-backed securities and asset-backed securities contributed to performance, as their higher yields and stable to tighter spreads resulted in excess returns relative to treasuries. A modest exposure to BBB-rated corporate bonds also contributed to performance, as credit spreads generally tightened.

Western Asset Management Company
January 19, 2007

Annual Report to Shareholders  89

Expense Example

Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,032.70	$5.12
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
Institutional Class:
Actual	$1,000.00	$1,035.30	$2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00% and 0.50% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

90  Annual Report to Shareholders

Performance Information

Limited Duration Bond Portfolio

The graphs on the following pages compare the Fund’s total returns to those of two closely matched broad-based securities market indices. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Prior to August 31, 2004, the Fund was known as the Legg Mason U.S. Government Intermediate-Term Portfolio and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The Fund’s performance prior to such change might have been better or worse had the Fund been managed in accordance with its current objective, policies and strategies.

Annual Report to Shareholders  91

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+4.46%	+4.46%
Five Years	+18.13%	+3.39%
Ten Years	+55.93%	+4.54%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1-3 years.
B A total return index consisting of investment grade corporate debt issues as well as U.S. government securities. The debt issues all maintain maturities within a range of 1 to 10 years.

92  Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+4.98%	+4.98%
Five Years	+21.20%	+3.92%
Ten Years	+64.18%	+5.08%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders  93

Portfolio Composition (as of December 31, 2006)C

Standard & Poor’s Debt RatingsD (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
D Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
E Preferred Stocks do not have a defined maturity date.

94  Annual Report to Shareholders

Portfolio of Investments

Limited Duration Bond Portfolio
December 31, 2006
(Amounts in Thousands)

			Par/
	Rate	Maturity Date	Shares	Value

Long-Term Securities — 98.0%
Corporate Bonds and Notes — 27.1%
Auto Components — 0.2%
Johnson Controls Inc.	5.604%	1/17/08	$430	$431	A

Automobiles — 0.3%
DaimlerChrysler NA Holding Corp.	5.875%	3/15/11	700	703

Capital Markets — 0.4%
Lehman Brothers Holdings E-Capital Trust I	6.155%	8/19/65	30	30	A
Morgan Stanley	5.625%	1/9/12	830	844

				874

Chemicals — 0.4%
The Dow Chemical Co.	5.750%	12/15/08	560	564
The Dow Chemical Co.	5.970%	1/15/09	330	334

				898

Commercial Banks — 1.0%
SunTrust Capital VIII	6.100%	12/1/66	120	117	B
Wachovia Capital Trust III	5.800%	3/15/42	1,570	1,583	B
Wells Fargo Capital X	5.950%	12/15/36	300	294

				1,994

Commercial Services and Supplies — 0.6%
Waste Management Inc.	7.375%	8/1/10	1,150	1,223

Communications Equipment — 0.7%
Motorola Inc.	4.608%	11/16/07	1,500	1,490

Annual Report to Shareholders  95

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued

Consumer Finance — 4.9%
Ford Motor Credit Co.	6.193%	9/28/07	$1,020	$1,018	A
Ford Motor Credit Co.	6.625%	6/16/08	4,810	4,807
GMAC LLC	6.516%	9/23/08	4,000	4,023	A

				9,848

Diversified Financial Services — 2.2%
International Lease Finance Corp.	5.000%	4/15/10	650	643
Residential Capital Corp.	6.739%	6/29/07	1,630	1,638	A
Residential Capital Corp.	6.474%	4/17/09	200	202	A
Residential Capital LLC	6.675%	11/21/08	2,000	2,025	A

				4,508

Diversified Telecommunication Services — 0.9%
AT&T Inc.	5.300%	11/15/10	940	940
Verizon Global Funding Corp.	7.250%	12/1/10	800	853

				1,793

Electric Utilities — 3.4%
Alabama Power Co.	5.560%	8/25/09	1,000	1,003	A
Appalachian Power Co.	3.600%	5/15/08	1,700	1,660
Commonwealth Edison Co.	3.700%	2/1/08	580	568
Duke Energy Corp.	3.750%	3/5/08	1,500	1,472
FirstEnergy Corp.	6.450%	11/15/11	370	386
Niagara Mohawk Power Corp.	7.750%	10/1/08	460	477
Ohio Edison Co.	4.000%	5/1/08	440	432
Pacific Gas and Electric Co.	3.600%	3/1/09	1,000	966

				6,964

Hotels, Restaurants and Leisure — 0.2%
Caesars Entertainment Inc.	7.500%	9/1/09	330	343
Harrah’s Operating Co. Inc.	5.975%	2/8/08	150	150	A,C

				493

96  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Independent Power Producers and Energy Traders — 0.6%
TXU Corp.	4.800%	11/15/09	$1,160	$1,132

IT Services — 0.5%
Electronic Data Systems Corp.	7.125%	10/15/09	1,000	1,042

Leisure Equipment and Products — 0.1%
Eastman Kodak Co.	7.250%	11/15/13	110	109

Media — 2.3%
Clear Channel Communications Inc.	6.625%	6/15/08	140	142
Clear Channel Communications Inc.	4.250%	5/15/09	790	765
Comcast Cable Communications Inc.	6.875%	6/15/09	1,100	1,138
Comcast MO of Delaware Inc.	9.000%	9/1/08	300	317
Liberty Media LLC	7.875%	7/15/09	1,120	1,168
The Walt Disney Co.	5.453%	9/10/09	10	10	A
Time Warner Inc.	5.500%	11/15/11	1,030	1,027

				4,567

Multi-Utilities — 1.2%
CenterPoint Energy Inc.	5.875%	6/1/08	440	441
Sempra Energy	5.845%	5/21/08	2,000	2,001	A

				2,442

Multiline Retail — 0.1%
May Department Stores Co.	5.750%	7/15/14	110	107

Annual Report to Shareholders  97

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued

Oil, Gas and Consumable Fuels — 3.4%
Devon Financing Corp. ULC	6.875%	9/30/11	$440	$465
Hess Corp.	6.650%	8/15/11	1,710	1,781
Kinder Morgan Energy Partners LP	6.750%	3/15/11	410	427
Pemex Project Funding Master Trust	5.970%	12/3/12	3,490	3,500	A,C
XTO Energy Inc.	5.650%	4/1/16	640	633

				6,806

Paper and Forest Products — 0.1%
Weyerhaeuser Co.	5.950%	11/1/08	170	171

Real Estate Investment Trusts — 1.3%
iStar Financial Inc.	5.700%	9/15/09	1,330	1,331	A,C
iStar Financial Inc.	5.650%	9/15/11	1,400	1,397

				2,728

Tobacco — 1.5%
Altria Group Inc.	5.625%	11/4/08	3,000	3,010

Wireless Telecommunication Services — 0.8%
New Cingular Wireless Services Inc.	8.125%	5/1/12	390	439
Sprint Capital Corp.	6.125%	11/15/08	1,150	1,163
Sprint Capital Corp.	6.375%	5/1/09	30	31

				1,633

Total Corporate Bonds and Notes (Cost — $54,974)				54,966

98  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Asset-Backed Securities — 9.3%
Fixed Rate Securities — 2.8%
AmeriCredit Automobile Receivables Trust 2003-BX	2.720%	1/6/10	$1,315	$1,303
MBNA Practice Solutions Owner Trust 2005-2	4.100%	5/15/09	2,592	2,572	C
Prestige Auto Receivables Trust 2005-1A	4.370%	6/15/12	1,300	1,284	C
Structured Asset Securities Corp. 2003-AL1	3.357%	4/25/31	655	582	C

				5,741

Indexed SecuritiesA — 6.3%
Asset Backed Funding Certificates 2002-WF2	6.070%	5/25/32	221	221
Bear Stearns Asset Backed Securities Inc. 2004-1	5.840%	6/25/34	2,740	2,759
CHEC Loan Trust 2004-2	5.650%	2/25/31	1,076	1,076
Citibank Credit Card Issuance Trust 2002-B1	5.696%	6/25/09	1,675	1,678
Countrywide Home Equity Loan Trust 2004-O	5.630%	2/15/34	702	704
RAAC Series 2005-RP1	5.660%	7/25/37	745	746	C
Rental Car Finance Corp. 2003-1A	5.720%	5/25/08	2,500	2,502	C
Rental Car Finance Corp. 2004-1A	5.550%	6/25/09	3,000	3,004	C

				12,690

Stripped Securities — 0.2%
HSI Asset Securitization Corp. Trust, Series 2006-OPT4	1.500%	3/25/36	26,414	331	D1

Total Asset-Backed Securities (Cost — $19,000)				18,762

Annual Report to Shareholders  99

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — 18.6%
Fixed Rate Securities — 2.1%
BlackRock Capital Finance LP 1997-R3	7.220%	11/25/28	$74	$74	C
Residential Asset Mortgage Products Inc. 2005-SL1	8.000%	5/25/32	1,490	1,572
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1	7.000%	3/25/34	2,477	2,503

				4,149

Indexed SecuritiesA — 14.8%
Banc of America Mortgage Securities 2005-F	5.018%	7/25/35	2,200	2,178
Bear Stearns ARM Trust 2004-10	4.501%	1/25/35	774	770
Countrywide Alternative Loan Trust 2005-59 1A1	5.650%	11/20/35	1,868	1,874
Countrywide Alternative Loan Trust 2006-OA2 A5	5.580%	5/20/46	2,267	2,269
Harborview Mortgage Loan Trust 2004-8	5.750%	11/19/34	716	718
HomeBanc Mortgage Trust 2004-2	5.690%	12/25/34	1,437	1,439
HomeBanc Mortgage Trust 2005-1	5.570%	3/25/35	1,841	1,841
Impac CMB Trust 2004-2	5.840%	4/25/34	448	448
Impac CMB Trust 2004-6	5.710%	10/25/34	525	526
JPMorgan Mortgage Trust 2003-A1	4.345%	10/25/33	2,223	2,173
Lehman XS Trust 2005-5N 3A1A	5.620%	11/25/35	2,141	2,143
MASTR Adjustable Rate Mortgages Trust 2004-13	3.786%	11/21/34	3,000	2,913
MASTR Specialized Loan Trust 2006-01 A	5.620%	1/25/36	874	874	C
Provident Funding Mortgage Loan Trust 2005-1 1A1	4.148%	5/25/35	1,840	1,827
Sequoia Mortgage Trust 2003-2 A2	5.747%	6/20/33	554	554
Sequoia Mortgage Trust 2003-7 A1	5.670%	1/20/34	534	534

100  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Mortgage-Backed Securities — Continued
Indexed Securities — Continued
Thornburg Mortgage Securities Trust 2005-4	5.530%	12/25/35	$2,119	$2,117
WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01	5.640%	2/25/36	1,678	1,679
WaMu Mortgage Pass-Through Certificates 2003-AR10	4.062%	10/25/33	2,100	2,073
WaMu Mortgage Pass-Through Certificates 2004-AR08	5.795%	6/25/44	1,073	1,077

				30,027

Stripped Securities — N.M.
Nomura Asset Acceptance Corp. Series 2006-AP1	4.500%	1/25/36	288	8	D1

Variable Rate SecuritiesE — 1.7%
Banc of America Funding Corp. 2004-B	4.182%	12/20/34	977	999
Countrywide Alternative Loan Trust 2004-33, 1A1	4.992%	12/25/34	696	702
Countrywide Alternative Loan Trust 2004-33, 2A1	4.933%	12/25/34	367	365
Prime Mortgage Trust 2005-2	7.408%	10/25/32	1,387	1,421

				3,487

Total Mortgage-Backed Securities (Cost — $37,839)				37,671

U.S. Government and Agency Obligations — 3.9%
Fixed Rate Securities — 0.4%
United States Treasury Bonds	5.375%	2/15/31	190	203
United States Treasury Notes	4.625%	10/31/11	570	568

				771

Annual Report to Shareholders  101

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government and Agency Obligations — Continued
Treasury Inflation-Protected SecuritiesF — 3.5%
United States Treasury Inflation-Protected Security	2.375%	4/15/11	$1,627	$1,621
United States Treasury Inflation-Protected Security	3.000%	7/15/12	2,329	2,397
United States Treasury Inflation-Protected Security	2.500%	7/15/16	1,299	1,309
United States Treasury Inflation-Protected Security	2.375%	1/15/25	1,852	1,844

				7,171

Total U.S. Government and Agency Obligations (Cost — $8,114)				7,942

U.S. Government Agency Mortgage-Backed Securities — 27.7%
Fixed Rate Securities — 17.4%
Fannie Mae	8.500%	6/1/10 to
		8/1/11	15	15
Fannie Mae	7.000%	1/1/13 to
		1/1/33	4,468	4,600
Fannie Mae	6.500%	7/1/13 to
		10/1/32	1,431	1,461
Fannie Mae	9.500%	7/1/14	27	28
Fannie Mae	11.000%	12/1/15	45	46
Fannie Mae	12.500%	1/1/18 to
		4/1/18	43	46
Fannie Mae	9.000%	11/1/21	93	99
Fannie Mae	6.000%	11/1/27	0.3	—	G
Fannie Mae	5.000%	12/1/36	18,850	18,196	H
Fannie Mae	5.500%	12/1/36	3,200	3,162	H
Fannie Mae	6.000%	12/1/36	1,200	1,208	H
Freddie Mac	8.250%	2/1/08	2	3
Freddie Mac	8.500%	12/1/08 to
		6/1/21	27	27
Freddie Mac	9.750%	11/1/09 to
		11/1/14	16	16

102  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government Agency Mortgage-Backed Securities — Continued
Fixed Rate Securities — Continued
Freddie Mac	9.000%	1/1/17 to
		1/1/21	$122	$127
Freddie Mac	8.000%	2/1/31	226	237
Freddie Mac	7.000%	4/1/32	1,715	1,765
Freddie Mac	5.000%	12/1/36	200	193	H
Government National Mortgage Association	6.000%	5/15/14 to
		11/15/28	240	244
Government National Mortgage Association	9.000%	6/15/22 to
		9/15/22	2	2
Government National Mortgage Association	5.500%	12/1/36	3,750	3,731	H
Government National Mortgage Association	6.000%	12/1/36	100	101	H

				35,307

Indexed SecuritiesA — 10.2%
Fannie Mae	4.324%	10/1/34	1,077	1,060
Fannie Mae	4.215%	12/1/34	1,332	1,306
Fannie Mae	4.330%	1/1/35	1,124	1,106
Fannie Mae	4.860%	1/1/35	1,958	1,951
Fannie Mae	4.784%	2/1/35	4,189	4,177
Fannie Mae	4.546%	3/1/35	2,391	2,362
Fannie Mae	4.954%	3/1/35	4,454	4,452
Freddie Mac	4.346%	12/1/34	484	476
Freddie Mac	4.459%	12/1/34	2,521	2,494
Freddie Mac	4.082%	1/1/35	452	442
Freddie Mac	4.111%	1/1/35	803	785

				20,611

Annual Report to Shareholders  103

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government Agency Mortgage-Backed Securities — Continued
Stripped Securities — 0.1%
Government National Mortgage Association	3.125%	6/16/26	$1,892	$131	D1
Government National Mortgage Association	3.175%	8/16/26	1,395	141	D1

				272

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $58,025)				56,190

Yankee BondsI — 11.3%
Commercial Banks — 2.7%
Glitnir Banki Hf	5.800%	1/21/11	1,550	1,550	A,C
Kaupthing Bank Hf	6.061%	4/12/11	1,000	1,007	A,C
Kaupthing Bank Hf	5.750%	10/4/11	420	420	C
Landsbanki Islands Hf	6.100%	8/25/11	620	630	C
Resona Preferred Global Securities	7.191%	7/30/49	830	866	C,E
VTB Capital SA for Vneshtorgbank	5.970%	8/1/08	1,040	1,041	A,C

				5,514

Diversified Financial Services — 1.5%
Aiful Corp.	5.000%	8/10/10	1,280	1,242	C
MUFG Capital Finance 1 Ltd.	6.346%	7/25/49	600	609	B
TNK-BP Finance SA	6.875%	7/18/11	1,090	1,127	C

				2,978

Diversified Telecommunication Services — 2.9%
British Telecommunications PLC	8.625%	12/15/10	1,520	1,696	E
Deutsche Telekom International Finance BV	8.000%	6/15/10	650	704	E
France Telecom SA	7.750%	3/1/11	770	839	E
Koninklijke (Royal) KPN NV	8.000%	10/1/10	900	971

104  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Yankee Bonds — Continued
Diversified Telecommunication Services — Continued
Telecom Italia Capital	5.851%	2/1/11	$1,040	$1,034	A
Telefonica Emisones S.A.U.	5.665%	6/19/09	600	601	A

				5,845

Energy Equipment and Services — 0.5%
SP PowerAssets Ltd.	3.800%	10/22/08	1,000	975	C

Foreign Government Obligations — 0.9%
Russian Federation	3.000%	5/14/08	1,940	1,873

Health Care Equipment and Supplies — 0.2%
Baxter FinCo BV	4.750%	10/15/10	430	422

Industrial Conglomerates — 0.8%
Tyco International Group SA	6.375%	10/15/11	1,480	1,549

Metals and Mining — 0.5%
Vale Overseas Ltd.	6.250%	1/23/17	1,130	1,135

Oil, Gas and Consumable Fuels — 1.0%
Anadarko Finance Co.	6.750%	5/1/11	1,870	1,960

Wireless Telecommunication Services — 0.3%
Vodafone Group PLC	3.950%	1/30/08	730	719

Total Yankee Bonds (Cost — $22,900)				22,970

Common Stocks and Equity Interests — N.M.
Dynegy Inc.			1shs	5	J

Total Common Stocks and Equity Interests (Cost — $ — )G				5

Annual Report to Shareholders  105

			Par/
	Rate	Maturity Date	Shares		Value

Preferred Stocks — 0.1%
Home Ownership Funding Corp.	13.331%		5shs		$74	B,C
Home Ownership Funding Corp. II	13.338%		14		206	B,C

Total Preferred Stocks (Cost — $1,537)					280

Total Long-Term Securities (Cost — $202,389)					198,786

Short-Term Securities — 14.9%
U.S. Government and Agency Obligations — 1.5%
Fannie Mae	0.000%	6/25/07	$417		407	K
Fannie Mae	0.000%	2/9/07	2,650		2,635	K

					3,042

Options PurchasedL — N.M.
Eurodollar Futures Call, April 2007, Strike Price $94.625			189	M	35

Repurchase Agreements — 13.4%
Lehman Brothers Inc. 5.2%, dated 12/29/06, to be repurchased at $13,625 on 1/2/07 (Collateral: $13,505 Fannie Mae notes, 6.03%, due 8/15/16, value $13,889)			13,617		13,617
Merrill Lynch Government Securities Inc. 5.21%, dated 12/29/06, to be repurchased at $13,625 on 1/2/07 (Collateral: $13,720 Freddie Mac notes, 5.125%, due 10/15/08, value $13,892)			13,617		13,617

					27,234

Total Short-Term Securities (Cost — $30,317)					30,311

Total Investments — 112.9% (Cost — $232,706)					229,097
Other Assets Less Liabilities — (12.9)%					(26,162)

Net Assets — 100.0%					$202,935

106  Annual Report to Shareholders

Portfolio of Investments — Continued
Limited Duration Bond Portfolio — Continued

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedL
U.S. Treasury Note Futures	March 2007	561	$(298)

Futures Contracts WrittenL
U.S. Treasury Note Futures	March 2007	276	$164
U.S. Treasury Note Futures	March 2007	344	160

			$324

Options WrittenL
U.S. Treasury Note Futures Call, Strike Price $110.00	March 2007	151	$58
U.S. Treasury Note Futures Put, Strike Price $107.00	March 2007	270	(68)
U.S. Treasury Note Futures Put, Strike Price $108.00	March 2007	76	(46)

			$(56)

A	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), and the one-year Treasury Bill Rate. The coupon rates are the rates as of December 31, 2006.

B	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 12.69% of net assets.

D	Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

E	The coupon rates shown on variable rate securities are the rates at December 31, 2006.

F	Inflation-Protected Securities — Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

G	Amount represents less than 1.

H	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

I	Yankee Bond — A dollar-denominated bond issued in the U.S. by a foreign entity.

J	Non-income producing.

K	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

L	Options and futures are described in more detail in the notes to financial statements.

M	Par represents actual number of contracts.

N.M. — Not meaningful.

See notes to financial statements.

Annual Report to Shareholders  107

Statement of Assets and Liabilities

Limited Duration Bond Portfolio
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $202,389)		$198,786
Short-term securities at value (Cost – $30,317)		30,311
Cash		1
Receivable for fund shares sold		216
Interest and dividends receivable		1,414
Futures variation margin receivable		12
Other assets		11

Total assets		230,751

Liabilities:
Payable for securities purchases	$26,838
Payable for fund shares repurchased	503
Accrued management fee	58
Accrued distribution and service fees	70
Income distribution payable	27
Options written (Proceeds – $163)	219
Accrued expenses	101

Total liabilities		27,816

Net Assets		$202,935

Net assets consist of:
Accumulated paid-in capital applicable to:
18,777 Primary Class shares outstanding		$205,983
1,081 Institutional Class shares outstanding		11,218
Overdistributions of net investment income		(65)
Accumulated net realized loss on investments, options and futures		(10,562)
Unrealized appreciation/(depreciation) of investments, options and futures		(3,639)

Net Assets		$202,935

Net Asset Value Per Share:
Primary Class		$10.22

Institutional Class		$10.22

See notes to financial statements.

108  Annual Report to Shareholders

Statement of Operations

Limited Duration Bond Portfolio
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Interest	$10,886
Dividends	253

Total income			$11,139

Expenses:
Management fees	984
Distribution and service fees	1,017
Audit and legal fees	53
Custodian fees	108
Directors’ fees and expenses	65
Registration fees	59
Reports to shareholders	52
Transfer agent and shareholder servicing expense:
Primary Class	166
Institutional Class	1
Other expenses	59

	2,564
Less: Fees waived	(449)
Compensating balance credits	(4	)A

Total expenses, net of waivers and compensating balance credits			2,111

Net Investment Income			9,028
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	22
Options	26
Futures	(432)

			(384)
Change in unrealized appreciation/(depreciation) of investments, options and futures			886

Net Realized and Unrealized Gain on Investments			502

Change in Net Assets Resulting From Operations			$9,530

A	See note 1, Compensating Balance Credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders  109

Statement of Changes in Net Assets

Limited Duration Bond Portfolio
(Amounts in Thousands)

	For the Years Ended
	12/31/06	12/31/05

Change in Net Assets:
Net investment income	$9,028	$8,707
Net realized loss on investments, options and futures	(384)	(1,274)
Change in unrealized appreciation/(depreciation) of investments, options and futures	886	(2,592)

Change in net assets resulting from operations	9,530	4,841

Distributions to shareholders from:
Net investment income:
Primary Class	(8,477)	(8,515)
Institutional Class	(703)	(574)

Change in net assets from Fund share transactions:
Primary Class	(27,940)	(51,090)
Institutional Class	(7,185)	8,896

Change in net assets	(34,775)	(46,442)
Net Assets:
Beginning of year	237,710	284,152

End of year	$202,935	$237,710

Overdistributions of net investment income	$(65)	$(97)

See notes to financial statements.

110  Annual Report to Shareholders

Financial Highlights

Limited Duration Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006		2005	2004	2003	2002

Net asset value, beginning of year	$10.20		$10.36	$10.54	$10.70	$10.32

Investment operations:
Net investment income	.42	A	.33	.29	.26	.41
Net realized and unrealized gain/(loss) on investments, options and futures	.02		(.14)	(.09)	(.14)	.38

Total from investment operations	.44		.19	.20	.12	.79

Distributions from:
Net investment income	(.42)		(.35)	(.37)	(.28)	(.41)
Net realized gain on investments	—		—	(.01)	—	—

Total distributions	(.42)		(.35)	(.38)	(.28)	(.41)

Net asset value, end of year	$10.22		$10.20	$10.36	$10.54	$10.70

Total return	4.46%		1.83%	1.89%	1.11%	7.79%
Ratios to Average Net Assets:B
Total expenses	1.21%		1.15%	1.21%	1.21%	1.19%
Expenses net of waivers, if any	1.00%		1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%	1.00%	1.00%	1.00%
Net investment income	4.10%		3.21%	2.81%	2.48%	3.85%
Supplemental Data:
Portfolio turnover rate	237.2%		81.6%	238.0%	487.3%	204.1%
Net assets, end of year (in thousands)	$191,883		$219,497	$274,606	$326,844	$379,793

A Computed using average daily shares outstanding.

B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders  111

Institutional Class:

	Years Ended December 31,
	2006		2005	2004	2003	2002

Net asset value, beginning of year	$10.20		$10.37	$10.55	$10.70	$10.32

Investment operations:
Net investment income	.47	A	.40	.35	.32	.46
Net realized and unrealized gain/(loss) on investments, options and futures	.03		(.17)	(.10)	(.14)	.38

Total from investment operations	.50		.23	.25	.18	.84

Distributions from:
Net investment income	(.48)		(.40)	(.42)	(.33)	(.46)
Net realized gain on investments	—		—	(.01)	—	—

Total distributions	(.48)		(.40)	(.43)	(.33)	(.46)

Net asset value, end of year	$10.22		$10.20	$10.37	$10.55	$10.70

Total return	4.98%		2.29%	2.41%	1.71%	8.35%
Ratios to Average Net Assets:B
Total expenses	.64%		.62%	.70%	.68%	.66%
Expenses net of waivers, if any	.50%		.46%	.48%	.46%	.47%
Expenses net of all reductions	.50%		.46%	.48%	.46%	.47%
Net investment income	4.58%		3.85%	3.22%	3.03%	4.38%
Supplemental Data:
Portfolio turnover rate	237.2%		81.6%	238.0%	487.3%	204.1%
Net assets, end of year (in thousands)	$11,052		$18,213	$9,546	$7,740	$9,485

See notes to financial statements.

112  Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Income Trust, Inc.
(Amounts in Thousands)

1. Organization and Significant Accounting Policies:
The Legg Mason Income Trust, Inc. (“Corporation”), consisting of the Core Bond Fund (“Core Bond”), the High Yield Portfolio (“High Yield”), the Investment Grade Income Portfolio (“Investment Grade”), and the Limited Duration Bond Portfolio, (“Limited Duration”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified investment company.
The High Yield, Investment Grade and Limited Duration Portfolios consist of two classes of shares: Primary Class and Institutional Class. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation
Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued pursuant to procedures approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market of the investments existed, and the differences could be material.
With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Annual Report to Shareholders  113

Foreign Currency Translation
Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Security Transactions
Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
For the year ended December 31, 2006, investment transactions (excluding short-term investments) were as follows:

	Purchases		Proceeds From Sales
	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other

Core Bond	$352,966	$13,409	$350,548	$16,733
High Yield	—	139,521	—	160,527
Investment Grade	94,405	180,123	92,599	163,588
Limited Duration	457,173	58,924	456,535	91,454

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

114  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

Options and Futures
The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As a contract’s value fluctuates, payments known as variation margin are made or received by a Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in the contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed.

Investment Income and Distributions to Shareholders
Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield, which declares and pays dividends monthly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax regulations. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits
The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Other
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:
No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its

Annual Report to Shareholders  115

taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
Distributions during the years ended December 31, 2006 and 2005, were characterized as follows for tax purposes:

	Core Bond		High Yield
	2006	2005	2006	2005

Ordinary income	$2,992	$2,411	$11,785	$14,058
Long-term capital gains	—	—	—	—

Total Distributions	$2,992	$2,411	$11,785	$14,058

	Investment Grade		Limited Duration
	2006	2005	2006	2005

Ordinary income	$19,999	$19,613	$9,180	$9,089
Long-term capital gains	16	2,957	—	—

Total Distributions	$20,015	$22,570	$9,180	$9,089

Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended December 31, 2006, realized capital losses reflected in the accompanying financial statements, as shown in the table on the next page, will not be recognized for federal income tax purposes until 2007.

116  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

The tax basis components of net assets at December 31, 2006, were:

			Investment	Limited
	Core Bond	High Yield	Grade	Duration

Unrealized appreciation	$657	$5,092	$10,498	$961
Unrealized depreciation	(1,074)	(2,055)	(5,781)	(4,596)

Net unrealized appreciation/depreciation	(417)	3,037	4,717	(3,635)
Undistributed ordinary income	60	1	—	17
Undistributed long-term capital gains	—	—	1,243	—
Capital loss carryforwards	(830)	(151,165)	—	(10,342)
Post-October loss deferrals	(74)	—	—	(255)
Other temporary differences	(25)	(25)	(120)	(51)
Paid-in capital	73,636	303,205	410,918	217,201

Net assets	$72,350	$155,053	$416,758	$202,935

The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. At December 31, 2006, the Funds had capital loss carryforwards as follows:

			Limited
Expiration Date	Core Bond	High Yield	Duration

2008	$—	$(32,313)	$(3,833)
2009	—	(83,723)	—
2010	—	(32,488)	—
2011	—	(2,556)	—
2012	—	—	(4,536)
2013	(582)	(85)	(555)
2014	(248)	—	(1,418)

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2006, the Funds recorded the following permanent reclassifications, which

Annual Report to Shareholders  117

relate primarily to reclassifications of gains/losses on paydown securities.

			Investment	Limited
	Core Bond	High Yield	Grade	Duration

Undistributed net investment income	$34	$(9)	$(1)	$184
Accumulated realized gain/(loss)	(34)	(8)	1	(199)
Paid-in capital	—	17	—	15

At December 31, 2006, the cost of investments for federal income tax purposes was $92,825 for Core Bond, $148,121 for High Yield, $404,795 for Investment Grade, and $232,732 for Limited Duration.

3. Financial Instruments:
Options and Futures
As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

118  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
Activity in written call and put options during the year ended December 31, 2006, was as follows:

Core Bond Fund:

	Calls		Puts
	Actual		Actual
	Contracts	Premiums	Contracts	Premiums

Options outstanding at December 31, 2005	104	$58	68	$43
Options written	700	339	262	123
Options closed	(174)	(107)	(94)	(52)
Options expired	(413)	(180)	(134)	(69)
Options exercised	(62)	(25)	(25)	(12)

Options outstanding at December 31, 2006	155	$85	77	$33

Annual Report to Shareholders  119

Limited Duration Bond:

	Calls		Puts
	Actual		Actual
	Contracts	Premiums	Contracts	Premiums

Options outstanding at December 31, 2005	—	$—	—	$—
Options written	241	135	482	139
Options closed	(90)	(65)	(136)	(46)
Options expired	—	—	—	—
Options exercised	—	—	—	—

Options outstanding at December 31, 2006	151	$70	346	$93

Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
The open futures positions and related appreciation or depreciation at December 31, 2006, are listed at the end of each Fund’s portfolio of investments.

Forward Currency Exchange Contracts
As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.
Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference

120  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.
At December 31, 2006, High Yield had no open forward currency exchange contracts.

Swap Agreements
The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although a Fund will not enter into any swap agreement unless the adviser believes that the other party to the transaction is creditworthy, a Fund does bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.
The Funds may invest in different types of swap agreements. Credit default swap contracts represent the exchange of commitments to provide a level of credit protection for a commitment to receive interest at a fixed rate based on the potential risk of default of the relevant underlying issuer. Interest rate swap contracts involve the exchange of commitments to pay and receive interest based on a notional principal amount. Total return swap contracts involve the exchange of commitments to pay and receive interest based on the total return of an index over a specified period.
At December 31, 2006, there were no swap contracts outstanding for any fund.

4. Transactions With Affiliates:
Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA has contractually agreed to waive its fees to the extent Core Bond and Limited Duration’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. These

Annual Report to Shareholders  121

contractual expense limitations are due to expire on April 30, 2007. LMFA has voluntarily agreed to waive fees to the extent that Investment Grade’s expense (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. This voluntary waiver is currently expected to continue until April 30, 2007, but may be terminated at any time. Pursuant to an agreement approved by the Board, Core Bond and Limited Duration have agreed to repay LMFA for waived fees and reimbursed expenses provided that payment does not cause operating expenses to exceed 1.00% of the Primary Class’s average net assets and 0.50% of the Institutional Class’s average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense. At December 31, 2006, High Yield has no expense limitation. The following chart shows annual rates of management fees, expense limits, and management fees waived, for each Fund:

			Year Ended	Maximum
			December 31, 2006	Amount
		Expense	Management Fees	Subject to
Fund	Management Fee	Limitation	Waived	Recapture

Core Bond	0.45%	1.00%	$(299)	$(669)
High Yield
— Primary Class	0.65%	None	—	—
— Institutional Class	0.65%	None	—	—
Investment Grade
— Primary Class	0.60%	1.00%	(912)	(3,142)
— Institutional Class	0.60%	0.50%	(45)	(114)
Limited Duration
— Primary Class	0.45%	1.00%	(280)	(1,305)
— Institutional Class	0.45%	0.50%	(21)	(62)

Western Asset Management Company (“Adviser”) serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 40% of the management fee received by LMFA for Core Bond; 77% of the management fee received by LMFA for High Yield; and 40% of the management fee received by LMFA for Investment Grade. For Limited Duration, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.
Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as shown in the table below. For the year ended December 31, 2006, LMIS waived $7, $337 and $148 of the distribution and service fees for Core Bond, Investment Grade and Limited Duration, respectively.

122  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

	Distribution	Service
	Fee	Fee

Core Bond	0.25%	0.25%
High Yield	0.25%	0.25%
Investment Grade	0.25%	0.25%
Limited Duration	0.25%	0.25%

LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Funds’ transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS the following amounts during the year ended December 31, 2006: Core Bond, $5; High Yield, $12; Investment Grade, $21; and Limited Duration, $13.
LMFA, the Adviser, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.
Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

5. Line of Credit:
The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the federal funds rate plus the federal funds rate margin. For the year ended December 31, 2006, the Funds had no borrowings under the credit agreement.

Annual Report to Shareholders  123

6. Fund Share Transactions:
At December 31, 2006, there were 1,000,000 shares authorized at $.001 par value for all classes of each portfolio of the Corporation. Share transactions for the Funds were as follows:

	Core Bond
	Years Ended
	12/31/06	12/31/05

Shares
Sold	2,116	3,168
Reinvestment of Distributions	285	226
Repurchased	(2,379)	(2,404)

Net Change	22	990

Amount
Sold	$20,412	$31,295
Reinvestment of Distributions	2,738	2,215
Repurchased	(22,886)	(23,672)

Net Change	$264	$9,838

	High Yield
	Primary Class		Institutional Class
	Years Ended		Years Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares
Sold	2,822	2,693	426	855
Reinvestment of Distributions	891	1,090	91	94
Repurchased	(5,428)	(8,012)	(1,346)	(495)

Net Change	(1,715)	(4,229)	(829)	454

Amount
Sold	$25,600	$24,689	$3,869	$7,866
Reinvestment of Distributions	8,075	9,912	822	857
Repurchased	(49,345)	(73,219)	(12,210)	(4,549)

Net Change	$(15,670)	$(38,618)	$(7,519)	$4,174

124  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Income Trust, Inc. — Continued

	Investment Grade
	Primary Class		Institutional Class
	Years Ended		Years Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares
Sold	11,858	6,762	945	1,449
Reinvestment of Distributions	1,643	1,834	92	92
Repurchased	(10,116)	(10,700)	(1,868)	(521)

Net Change	3,385	(2,104)	(831)	1,020

Amount
Sold	$122,001	$72,007	$9,714	$15,490
Reinvestment of Distributions	16,875	19,415	939	970
Repurchased	(104,395)	(113,694)	(19,237)	(5,546)

Net Change	$34,481	$(22,272)	$(8,584)	$10,914

	Limited Duration
	Primary Class		Institutional Class
	Years Ended		Years Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares
Sold	2,693	3,474	491	1,392
Reinvestment of Distributions	761	743	54	49
Repurchased	(6,199)	(9,200)	(1,249)	(577)

Net Change	(2,745)	(4,983)	(704)	864

Amount
Sold	$27,414	$35,740	$4,987	$14,310
Reinvestment of Distributions	7,746	7,624	545	510
Repurchased	(63,100)	(94,454)	(12,717)	(5,924)

Net Change	$(27,940)	$(51,090)	$(7,185)	$8,896

Annual Report to Shareholders  125

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Funds and has determined that the adoption of FIN 48 will not have a material impact on the Funds’ financial statements. FIN 48 is effective for fiscal periods beginning after June 1, 2007.
On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

126  Annual Report to Shareholders

Shareholder Meeting Results: (Unaudited)

A Special Meeting of Shareholders was held on October 19, 2006, to approve a plan of reorganization of Legg Mason Income Trust, Inc. with respect to its series Legg Mason High Yield Portfolio whereby the Portfolio would transfer all of its assets and liabilities to Legg Mason Partners High Income Fund, a series of Legg Mason Partners Income Funds. It is anticipated that the proposed reorganization will be effected by March 31, 2007.

Shareholder Meeting Results (share amounts are not in thousands):

Affirmative	8,896,973.124 shares	50.284	% of shares outstanding
Against	248,815.486 shares	1.406	% of shares outstanding
Abstain	321,374.088 shares	1.816	% of shares outstanding

Annual Report to Shareholders  127

Report of Independent Registered Public Accounting Firm

To the Shareholders of Core Bond Fund, High Yield Portfolio, Investment Grade Income Portfolio, and Limited Duration Bond Portfolio and to the Directors of Legg Mason Income Trust, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Core Bond Fund, High Yield Portfolio, Investment Grade Income Portfolio and Limited Duration Bond Portfolio (comprising Legg Mason Income Trust, Inc., hereafter referred to as the “Funds”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 23, 2007

128  Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
Name,	Office and
(Year of Birth) and	Length of	Number of Funds in
Position with	Time	Fund Complex	Other Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1987	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.
Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).
Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1989	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chief Executive Officer of The Marrow Foundation (non-profit) since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders  129

Term of
Name,	Office and
(Year of Birth) and	Length of	Number of Funds in
Position with	Time	Fund Complex	Other Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999; Member of PCAOB standing advisory group (since 2006). Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C
Curley Jr., John F. (1939) Chairman and Director	Since 1987	Chairman and Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

130  Annual Report to Shareholders

Directors and Officers — Continued

Term of
Name,	Office and
(Year of Birth) and	Length of	Number of Funds in
Position with	Time	Fund Complex	Other Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Years
Fetting, Mark R. (1954) President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None
Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1987	Vice President and Chief Financial Officer of all Legg Mason funds consisting of 21 portfolios.	None
Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds consisting of 21 portfolios.	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).
Olmert, Amy M. (1963) Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds consisting of 21 portfolios.	None
Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Wachterman, Richard M. (1947) Secretary	Since 2004	Secretary of all Legg Mason funds consisting of 21 portfolios.	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Annual Report to Shareholders  131

Term of
Name,	Office and
(Year of Birth) and	Length of	Number of Funds in
Position with	Time	Fund Complex	Other Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Years
Morris, Erin K. (1966) Treasurer	Since 2006	Treasurer of Legg Mason Fixed Income funds consisting of 7 portfolios.	None
Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting, LMIS since 2005. Treasurer of Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc., Assistant Treasurer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2. Formerly: Assistant Treasurer on above, Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S
DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF
ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON
REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND
EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A	Directors of the Funds serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Funds are elected annually to serve until their successors are elected and qualified.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C	Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund’s adviser or its affiliated entities (including the fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Funds are interested persons (as defined in the 1940 Act).

132  Annual Report to Shareholders

Board Consideration of Legg Mason Income Trust’s
Investment Advisory Agreement and Management Agreement

At its November 2006 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Income Trust on behalf of each of its separate series and the Investment Advisory Agreements between the Manager and Western Asset Management Company (the “Adviser”) for each separate series of Income Trust (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of each series of Income Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to each series of Income Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of each series of Income Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Income Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to each Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each series of Income Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel, and the Board members’ familiarity with their culture, and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared the returns of each series of Income Trust to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board

Annual Report to Shareholders  133

also considered the performance of each series of Income Trust in the context of the risk undertaken by the portfolio manager. The Board noted the performance record of each series of Income Trust and the measures that the Manager and the Adviser were taking in an effort to maintain or achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to Income Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for each series of Income Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to each series of Income Trust and profitability for the Manager and its affiliates from their overall association with each series of Income Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of each series of Income Trust and comparable fee schedules and expense ratios of a peer group of funds. Although Limited Duration Bond Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and Core Bond Fund had not yet grown to a size where any potential economies of scale might become apparent, the Board satisfied itself that the fees paid by each of these series at its current asset level are appropriate and noted the Manager’s agreement to waive fees for Limited Duration Bond Portfolio, Investment Grade Income Portfolio and Core Bond Fund. The Board also considered the Manager’s proposal to merge High Yield Portfolio into the Legg Mason Partners Fund family. The Board also compared the advisory fee schedule for each series of Income Trust to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to each series of Income Trust and to the other accounts. Finally, the Board considered the benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each series of Income Trust.

Fund Information

Investment Manager
Legg Mason Fund Adviser, Inc.
Baltimore, MD

Investment Adviser
Western Asset Management Company
Pasadena, CA

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Erin K. Morris, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#Results.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-056 (2/07)/A 07-0063

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Income Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.
(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accounting Fees and Services
(a)	Audit Fees
PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $162,725 Fiscal Year End December 31, 2006 — $148,390

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $5,250 Fiscal Year End December 31, 2006 — $4,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above. There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.
	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $279,508 Fiscal Year End December 31, 2006 — $327,554

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Income Trust, Inc.
By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Income Trust, Inc.
Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Income Trust, Inc.
Date: February 27, 2007

By: /s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Income Trust, Inc.
Date: February 26, 2007